MFAM Global Opportunities Fund

MFAM Mid-Cap Growth Fund

Each a series of The RBB Fund, Inc.

November 30, 2021

Dear Valued Shareholder:

As an investor in one or both of the mutual funds listed below, we are pleased to inform you of our plan to convert each into an exchange-traded fund (“ETF” or “ETFs”), which will continue to be managed by Motley Fool Asset Management, LLC:

-	MFAM Global Opportunities Fund
-	MFAM Mid-Cap Growth Fund

Pursuant to an Agreement and Plan of Reorganization, each of the mutual funds listed above will be converted into an ETF through the reorganization of the fund into a newly-created, corresponding series of The RBB Fund, Inc. (the “Company”) that has the same investment objective and investment strategies as the converting mutual fund. Each reorganization is expected to take place on or about December 10, 2021 and is intended to be structured as a tax-free reorganization under the U.S. Internal Revenue Code. In connection with each reorganization, your shares of the mutual fund will be exchanged for shares of equal value of the new ETF. Interests of shareholders will not be diluted as a result of the reorganization. Motley Fool Asset Management, LLC will pay all expenses incurred in connection with the reorganizations.

We believe each reorganization will result in multiple benefits for investors. The Board overseeing the converting funds, which also serves as the Board to the ETFs, has unanimously approved each reorganization based on its determination that it is in the best interest of the shareholders. Expected benefits include:

1)	Improved Efficiency: Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for shareholders.
2)	Lower Overall Expenses: While the management fee of each Acquiring Portfolio will be the same as the current management fee of 0.85% of each Target Portfolio, each Acquiring Portfolio is expected to experience lower overall expenses as compared to its corresponding Target Portfolio because each Acquiring Portfolio will have a unitary fee structure under which both operating expenses and management fees will be paid. More details on the fee structure are provided in later sections of the document.
3)	Tax-Free Reorganization: Each Reorganization is intended to be structured such that shareholders will not recognize a taxable gain (or loss) on the conversion of mutual fund to ETF shares for U.S. federal income tax purposes. An exception, albeit small, regarding fractional mutual fund shares is explained in later sections of this document.

Shareholders of the converting funds should know the options available to them with respect to the reorganizations but should also consider possible tax consequences of options outside of the tax-free reorganizations. Those include:

●	Maintaining your current positions in the converting funds and receiving ETF shares on the conversion date.
●	Redeeming your shares of the converting funds.

The Information Statement/Prospectus provides greater detail on the mechanics of the conversion and what to expect with your investment during and following the conversion. No shareholder vote is required or being requested to complete the conversion. Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganizations. The IMPORTANT NOTICE ABOUT YOUR TARGET PORTFOLIO ACCOUNT - QUESTIONS AND ANSWERS that follows includes a description of required actions for shareholders who hold shares of the converting mutual funds in accounts that cannot hold ETF shares and should be read carefully. For shareholders holding the converting mutual funds in accounts that can hold ETFs, no additional action will need to be taken prior to the conversion for the account to receive ETF shares.

We encourage you to carefully review the additional information provided in this document. If you have questions not answered, please contact your financial advisor. You may also contact Motley Fool Asset Management at 1-888-863-8803.

In closing, we are excited to offer the benefits of this conversion to our funds’ shareholders. We view this event as a reflection of our continued efforts to apply innovative thinking in pursuit of better investment outcomes for our investors. Thank you for your continued trust.

Sincerely,

/s/ Salvatore Faia	/s/ Kelsey Mowrey

The RBB Fund, Inc.	Motley Fool Asset Management, LLC
President	President

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Reorganizations including the reasons for the Reorganizations. Following this section is a more detailed discussion.

Q. What is happening to the MFAM Global Opportunities Fund and the MFAM Mid-Cap Growth Fund (collectively, the “Target Portfolios”)? Why am I receiving an Information Statement/Prospectus?

A. The Target Portfolios, which are currently operated as mutual funds, will be converted into exchange-traded funds (“ETFs”) through the reorganization of each Target Portfolio into a newly-created, corresponding series of The RBB Fund, Inc. (each an “Acquiring Portfolio”) that has the same investment objective and investment strategies as the Target Portfolio (the “Reorganizations”). As ETFs, each Acquiring Portfolio’s shares will be traded on the Cboe BZX Exchange, Inc. following the Reorganizations. Each Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”). The table below lists the name of the Acquiring Portfolio you will own after the Reorganizations next to the name of your current Target Portfolio.

Target Portfolio	Acquiring Portfolio
MFAM Global Opportunities Fund	Motley Fool Global Opportunities ETF
MFAM Mid-Cap Growth Fund	Motley Fool Mid-Cap Growth ETF

Under the Plan, all of the assets and liabilities of a Target Portfolio will be transferred to its newly-created, corresponding Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio of equivalent aggregate net asset value (“NAV”). Your shares of the Target Portfolio will be exchanged for shares of equivalent aggregate NAV of the Acquiring Portfolio. Shares of the Acquiring Portfolio will be transferred to each shareholder’s brokerage account, or if a shareholder does not have a brokerage account, the shares will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Portfolios and the Acquiring Portfolios, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). Your account at U.S. Bancorp Fund Services, LLC may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Acquiring Portfolios are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

The IMPORTANT NOTICE ABOUT YOUR TARGET PORTFOLIO ACCOUNT – QUESTIONS AND ANSWERS provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding shares of a Target Portfolio to holding ETF shares of an Acquiring Portfolio.

Q. Has the Board of Directors approved the Reorganizations?

A. Yes, the Board of Directors (the “Board”) of the RBB Fund, Inc. (the “Company”), a corporation organized under the laws of the state of Maryland, which oversees the Target Portfolios and the Acquiring Portfolios, unanimously approved the Reorganizations. The Board, including all of the Directors who are not “interested persons” of the Portfolios (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), determined that for each Target Portfolio, the Reorganization is in the best interests of the Target Portfolio and its shareholders and that the Target Portfolio’s shareholders’ interests will not be diluted as a result of the Reorganization. Similarly, the Board believes that each Reorganization is in the best interests of each Acquiring Portfolio.

Q. Why are the Reorganizations occurring?

A. Motley Fool Asset Management, LLC (“Motley Fool Asset Management”), the investment adviser to the Target Portfolios and the Acquiring Portfolios, proposed that each Target Portfolio be reorganized into an Acquiring Portfolio because the ETF structure of the Acquiring Portfolios may provide benefits, including with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Portfolios, the Acquiring Portfolios will operate with full transparency. Each ETF’s holdings will be made public each day and can be found on the ETF’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the ETF’s holdings and decide if the specific mix of holdings meets their needs. By contrast, while the Target Portfolios generally disclose their portfolio holdings monthly, mutual fund holdings are only required to be disclosed quarterly. Each Acquiring Portfolio will pursue the same investment objective and investment strategies as the corresponding Target Portfolio but in the ETF structure.

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Q. How will the Reorganizations affect me as a shareholder?

A. If your Reorganization is consummated, you will cease to be a shareholder of a Target Portfolio and will become a shareholder of the corresponding Acquiring Portfolio. Prior to each Reorganization, Investor Class shares of each Target Portfolio will be converted to Institutional Class shares of the same Target Portfolio. Upon completion of a Reorganization, you will own shares of an Acquiring Portfolio offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Portfolio you owned when the Reorganization happened. Shares of the Acquiring Portfolio will be transferred to your brokerage account, or if you do not have a brokerage account, the shares will be held by U.S. Bancorp Fund Services, LLC, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). Shares of the Acquiring Portfolios are not issued in fractional shares. As a result, some shareholders who hold fractional shares of a Target Portfolio will have such fractional shares redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable.

After the Reorganization, individual shares of the Acquiring Portfolio may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in your Acquiring Portfolio after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Portfolio shares trade at market prices rather than at NAV, Acquiring Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

Q. Am I Being Asked to Vote on the Reorganizations?

A. No. Votes of the shareholders of the Target Portfolios are not required to approve the Reorganizations under Maryland law or the 1940 Act.

Q. Will the Reorganizations affect the way my investments are managed?

A. No. Motley Fool Asset Management is also the investment adviser to the Acquiring Portfolios and each Acquiring Portfolio will be managed using the same investment objective and investment strategies currently used by its respective Target Portfolio and will be subject to the same investment restrictions as its respective Target Portfolio.

Q. Will the fees and expenses of the Acquiring Portfolios be lower than the fees and expenses of the Target Portfolios?

A. Yes. While the management fee of each Acquiring Portfolio will be the same as the current management fee of 0.85% of each Target Portfolio, each Acquiring Portfolio is expected to experience lower overall expenses as compared to its corresponding Target Portfolio because each Acquiring Portfolio will have a unitary fee structure under which both operating expenses and management fees will be paid.

Q. Are there any differences in risks between a Target Portfolio and its respective Acquiring Portfolio?

A. Yes. While most of the risks of a Target Portfolio and its respective Acquiring Portfolio are the same, each Acquiring Portfolio is subject to certain risks unique to operating as an ETF. Each Acquiring Portfolio is subject to market trading risk, premium/discount risk and international closed market trading risk. We discuss these risks later in the Information Statement/Prospectus.

Q. What are some features of ETFs that differ from mutual funds?

A. The following are some unique features of ETFs as compared to mutual funds:

Transparency: The Acquiring Portfolios will be transparent ETFs that operate with full transparency to their portfolio holdings. Following the Reorganizations, the Acquiring Portfolios, like other transparent ETFs, will make their portfolio holdings public each day. This holdings information, along with other information about the Acquiring Portfolios, will be found on the Motley Fool Asset Management website at www.mfamfunds.com.

Tax Efficiency: In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

Sales on an Exchange throughout the Day: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day.

Sales only through a Broker: Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Portfolios, are not purchased or sold at NAV directly with the Portfolios. Individual Acquiring Portfolio shares may only be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as an Acquiring Portfolio, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like an Acquiring Portfolio, may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

Q. When are the Reorganizations expected to occur?

A. The date of the conversion of Investor Class shares of the Target Portfolios to Institutional Class shares will be on or around December 3, 2021. Motley Fool Asset Management anticipates that the Reorganizations will take place on or around December 10, 2021, and that the Acquiring Portfolios will begin trading on the Cboe BZX Exchange, Inc. on or about December 13, 2021. It is anticipated that shares of the Acquiring Portfolios will be deposited into brokerage accounts (or with U.S. Bancorp Fund Services LLC for Target Portfolio shareholders who have not set up brokerage accounts) on or about December 13, 2021. These dates could be delayed because some administrative conditions must be satisfied to implement the Reorganizations. Your Target Portfolio will publicly disclose updates on material developments throughout the process.

Q. Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganizations?

A.  No. Shareholders will not pay any sales load, commission or other similar fee in connection with the receipt of ETF shares from the Reorganizations. However, shareholders of the Acquiring Portfolios may need to pay brokerage commissions in order to transact shares after the close of the Reorganizations.

Q. Who will pay the costs in connection with the Reorganizations?

A. Motley Fool Asset Management will pay all expenses incurred in connection with the Reorganizations.

Q. Will the Reorganizations result in any federal tax liability to me?

A. The Reorganizations are designed to be treated as tax-free reorganizations for U.S. federal income tax purposes. However, as part of the Reorganizations, some shareholders may receive cash compensation for fractional shares of Target Portfolios that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one.

Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganizations, if any, because the information about tax consequences in this document relates to certain U.S. federal income tax consequences of the Reorganizations only.

Q. Can I purchase, redeem or exchange shares of a Target Portfolio before the Reorganization takes place?

A. Yes. You can purchase or exchange Target Portfolio shares until December 8, 2021. You can redeem Target Portfolio shares until the day before a Reorganization occurs. That means your redemption order must be received by December 8, 2021. Any shares not redeemed before the date of a Reorganization, which we expect will be December 10, 2021, will be exchanged for shares of the Acquiring Portfolio.

Q. What do I need to do to prepare for the Reorganizations?

A. It is important for you to determine that you hold your shares of the Target Portfolios in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganizations. If you hold your shares of a Target Portfolio in an account directly with the Portfolio at the Portfolio’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares. A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.

For any shares that have not been moved into a brokerage account prior to December 10, 2021, you will be allowed to hold those shares for a limited time with our transfer agent, U.S. Bancorp Fund Services, LLC, while you work with a financial advisor to establish an account and move your shares. These temporary accounts will not provide online access or the ability to purchase additional Portfolio shares or redeem your Portfolio shares. In addition, they will not offer the ability to participate in any automated investment plan and/or systematic withdrawal programs, including any required minimum distributions on IRA accounts. Lastly, any distribution options that had previously been set to Reinvest will be transitioned to Cash.

Q. What will happen to the Target Portfolios if the Reorganizations are implemented?

A. Once each Reorganization is implemented, the Target Portfolios will be liquidated and dissolved and will cease to exist.

Q. Whom do I contact for further information?

A. You can contact your financial advisor or other financial intermediary for further information. You also may contact Motley Fool Asset Management at 1-888-863-8803.

Important additional information about the Reorganizations is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET PORTFOLIO

ACCOUNT QUESTIONS AND ANSWERS

This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganizations.

Q. What do I need to do about my account prior to the Reorganizations?

A. The following provides information to determine whether you will need to take action prior to the Reorganizations with respect to your Target Portfolios shares based on the characteristics of your account.

Accounts that Require No Action

If you hold your shares of the Target Portfolios in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganizations to receive ETF shares of the Acquiring Portfolios.

Accounts that Require Action

Transfer Agent Accounts—If you hold your shares of a Target Portfolio in an account directly with the Portfolio at the Portfolio’s transfer agent, U.S. Bancorp Fund Services, LLC, you should transfer your shares of the Target Portfolio to a brokerage account prior to the Reorganization. You have a Transfer Agent Account if you receive quarterly account statements directly from the Motley Fool Asset Management funds and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts—If you hold your shares of a Target Portfolio in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

Q. How do I transfer my Target Portfolio shares from a Transfer Agent Account to a brokerage account that accepts ETF shares?

A. Transferring your shares from a Target Portfolio’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a Target Portfolio into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Portfolio. Your broker will require your account number with the Target Portfolio, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

Q. How do I transfer my Target Portfolio Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?

A. The broker where you hold the Target Portfolio shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q. What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganizations?

A. If shares are held in an account that cannot accept ETF shares at the time of the Reorganizations of the Target Portfolios, then Acquiring Portfolio shares received in the Reorganizations will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Portfolios and the Acquiring Portfolios, until a brokerage account is identified into which U.S. Bancorp Fund Services, LLC can transfer the shares.

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Q. What if I don’t want to hold ETF shares?

A. If you don’t want to receive ETF shares in connection with the Reorganizations, you may redeem your shares of the Target Portfolios prior to the Reorganizations. The last day to redeem your shares of the Target Portfolios is December 8, 2021.

INFORMATION STATEMENT/PROSPECTUS

Dated November 30, 2021

MFAM Global Opportunities Fund

MFAM Mid-Cap Growth Fund

Each a series of The RBB Fund, Inc.

This Information Statement/Prospectus is being furnished to shareholders of the MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund (referred to as “Target Portfolios”) in connection with the reorganization of each Target Portfolio into a newly-created, corresponding series (referred to as “Acquiring Portfolios”) of The RBB Fund, Inc. (the “Company”), as listed in the table below.

Target Portfolio	Acquiring Portfolio
MFAM Global Opportunities Fund	Motley Fool Global Opportunities ETF
MFAM Mid-Cap Growth Fund	Motley Fool Mid-Cap Growth ETF

The Board of Directors (the “Board”) of the Company unanimously approved an Agreement and Plan of Reorganization (the “Plan”) under which:

(i) each Target Portfolio, a series of the Company, will transfer all of its assets and liabilities to its respective Acquiring Portfolio, a newly-created series of the Company, in exchange solely for shares of the Acquiring Portfolio;

(ii) the shares of such Acquiring Portfolio will be distributed to the shareholders of the Target Portfolio according to their respective interests in such Target Portfolio; and

(iii) each Target Portfolio will be liquidated and dissolved (each a “Reorganization” and collectively, the “Reorganizations”).

A copy of the Plan is provided in Exhibit A hereto.

The shares of an Acquiring Portfolio received by the shareholders of the respective Target Portfolio in the exchange will be equal in aggregate NAV to the aggregate net asset of their shares of the Target Portfolio at the closing date of the Reorganization. Prior to each Reorganization, Investor Class shares of each Target Portfolio will be converted to Institutional Class shares of the same Target Portfolio. Each Reorganization is expected to occur on or about December 10, 2021.

The Board, including a majority of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), believes that each Reorganization is in the best interests of the applicable Target Portfolio and that the interests of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. Furthermore, the Board, including a majority of the Directors who are not “interested persons” as defined in the 1940 Act, believes that each Reorganization is in the best interests of the respective Acquiring Portfolio. For federal income tax purposes, each Reorganization is intended to be structured as a tax-free transaction for the Target Portfolio, the Acquiring Portfolio, and their shareholders. For some shareholders, there could be a small payment for the redemption of fractional shares of a Target Portfolio, and that would be taxable.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATIONS. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Each Target Portfolio is a diversified portfolio of the Company, a corporation created under the laws of the state of Maryland, which is registered with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) as an open-end management investment company. Each Acquiring Portfolio is also a diversified portfolio of the Company. Each Target Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, investment strategies and investment restrictions. The principal office of the Company is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Portfolios are sponsored by Motley Fool Asset Management, LLC (“Motley Fool Asset Management”), located at 2000 Duke Street, Suite 275, Alexandria, Virginia 22314.

Shares of each Acquiring Portfolio will be listed for trading on Cboe BZX Exchange, Inc.

In preparation for the closing of each Reorganization, the last day to purchase or exchange shares of the Target Portfolios will be December 8, 2021. Redemption orders for Target Portfolio shares must be placed by December 8, 2021, or the Target Portfolio shares will be converted to Acquiring Portfolio shares. The conversion of Investor Class shares of each Target Portfolio into Institutional Class shares of the same Target Portfolio is expected to occur after the close of trading on December 3, 2021. The Reorganizations are expected to occur after the close of trading on December 10, 2021. The Acquiring Portfolios will be open for trading on December 13, 2021.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. A statement of additional information, dated November 30, 2021, relating to this Information Statement/Prospectus and the proposed Reorganizations, is available upon request and without charge by calling (toll free) 888-863-8803 or writing to the Target Portfolios c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Additional information is available in the following materials:

●	Prospectus dated December 31, 2020 for the Target Portfolios (“Target Portfolios’ Prospectus”), which is on file with the SEC (http://sec.gov) (File Nos. 033-20827 and 811-05518) (Accession No. 0001398344-21-000128);
●	Statement of Additional Information dated December 31, 2020 for the Target Portfolios (“Target Portfolios’ SAI”), which is on file with the SEC (http://sec.gov) (File Nos. 033-20827 and 811-05518) (Accession No. 0001398344-21-000128);
●	Preliminary Prospectus filed on September 27, 2021 for the Acquiring Portfolios (“Acquiring Portfolios’ Prospectus”), which is on file with the SEC (http://sec.gov) (File Nos. 033-20827 and 811-05518) (Accession No. 0001398344-21-019227);
●	Preliminary Statement of Additional Information filed on September 27, 2021 for the Acquiring Portfolios (“Acquiring Portfolios’ SAI”), which is on file with the SEC (http://sec.gov) (File Nos. 033-20827 and 811-05518) (Accession No. 0001398344-21-019227); and
●	The Target Portfolios’ audited financial statements and related report of the independent registered public accounting firm included in the Target Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2021 (the “Target Portfolios Annual Report”) which is on file with the SEC (http://sec.gov) (File No. 811-05518) (Accession No. 0001398344-21-020929).

Because the Acquiring Portfolios have not yet commenced operations, no annual report is available. The Target Portfolios Prospectus and Acquiring Portfolios Prospectus are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of the Acquiring Portfolios Prospectus accompanies this Information Statement/Prospectus. The Statement of Additional Information to this Information Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Portfolios’ Prospectus, Target Portfolios’ SAI, and Target Portfolios’ Annual Report are available at https://www.mfamfunds.com/resources.

The prospectuses, statements of additional information, and the most recent annual shareholder report listed above, have been filed with the SEC and are available, free of charge, by (i) calling Motley Fool Asset Management (toll free) at 888-863-8803, (ii) accessing the documents at the Portfolios’ website at https://www.mfamfunds.com/resources, or (iii) writing to the Portfolios at the address listed on the cover of this Information Statement/Prospectus. In addition, these documents may be obtained from the EDGAR database on the Commission’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

This Information Statement/Prospectus dated November 30, 2021, is expected to be mailed to shareholders of the Target Portfolios on or about November 30, 2021.

AN INVESTMENT IN THE PORTFOLIOS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. UNLIKE THE TARGET PORTFOLIOS, EACH ACQUIRING PORTFOLIO IS SUBJECT TO CERTAIN RISKS UNIQUE TO OPERATING AS AN ETF.

LIKE ALL FUNDS, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	5
What is happening to the Target Portfolios?	5
How will the Reorganizations work?	5
Why are the Reorganizations happening and did the Board approve the Reorganizations?	5
How will the Reorganizations affect me?	6
Who will bear the costs associated with the Reorganizations?	6
What are the federal income tax consequences of the Reorganizations?	6
How do the Portfolios’ investment objectives, investment strategies, and investment policies compare?	6
What are the principal risks of an investment in the Portfolios?	7
How will the Reorganizations affect my fees and expenses?	7
What are the distribution arrangements for the Portfolios?	7
What are the Portfolios’ arrangements for purchases, exchanges and redemptions?	8
COMPARISON OF SOME IMPORTANT FEATURES OF THE PORTFOLIOS	8
How do the performance records of the Portfolios compare?	8
What are the fees and expenses of the Portfolios and what might they be after the Reorganizations	8
What are the Portfolios’ dividend payment policies and pricing arrangements?	10
Who manages the Portfolios?	10
INFORMATION ABOUT THE REORGANIZATIONS	12
Reasons for the Reorganizations	12
INFORMATION ABOUT THE PLAN	13
How will the Reorganizations be carried out?	13
Who will pay the costs of the Reorganizations?	14
What are the tax consequences of the Reorganizations?	14
CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS	16
What are the capitalizations of the Portfolios?	16
ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS AND THE TARGET PORTFOLIOS	16
Comparison of the Portfolios’ Investment Objectives and Principal Investment Strategies	16
Comparison of the Portfolios’ Principal Risks	19
Description of Risks	19
How do the fundamental investment policies of the Portfolios compare?	21
Where can I find more financial and performance information about the Portfolios?	21
PRINCIPAL SHAREHOLDERS	21
ADDITIONAL INFORMATION	22
FINANCIAL HIGHLIGHTS	22
FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganizations, a form of which is attached to this Information Statement/Prospectus in Exhibit A, and the Acquiring Portfolios Prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Portfolios. MFAM Global Opportunities Fund, Motley Fool Global Opportunities ETF, MFAM Mid-Cap Growth Fund and Motley Fool Mid-Cap Growth ETF are collectively referred to as the “Portfolios.”

What is happening to the Target Portfolios?

The Target Portfolios, which are currently operated as mutual funds, will be converted into ETFs through the reorganization of each Target Portfolio into a newly-created, corresponding Acquiring Portfolio that has the same investment objective and investment strategies as the Target Portfolio. As an ETF, each Acquiring Portfolio’s shares will be traded on Cboe BZX Exchange, Inc. Each transaction between a Target Portfolio and its corresponding Acquiring Portfolio is referred to in this Information Statement/Prospectus as a “Reorganization.” Each Reorganization will be accomplished in accordance with the Plan. Prior to each Reorganization, Investor Class shares of each Target Portfolio will be converted to Institutional Class shares of the same Target Portfolio. For reference purposes, the identification of each Reorganization, Target Portfolio and corresponding Acquiring Portfolio is listed in the table below.

Reorganization	Target Portfolio	Acquiring Portfolio
Global Reorganization	MFAM Global Opportunities Fund (the “Global Portfolio”)	Motley Fool Global Opportunities ETF (the “Global ETF”)
Mid-Cap Reorganization	MFAM Mid-Cap Growth Fund (the “Mid-Cap Portfolio”)	Motley Fool Mid-Cap Growth ETF (the “Mid-Cap ETF”)

How will the Reorganizations work?

Under the Plan, all of the assets and liabilities of a Target Portfolio will be transferred to its newly-created, corresponding Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio of equivalent aggregate net asset value (“NAV”). Your shares of the Target Portfolio will be exchanged for shares of equivalent aggregate NAV of the Acquiring Portfolio. Shares of the Acquiring Portfolio will be transferred to each shareholder’s brokerage account, or if a shareholder does not have a brokerage account, the shares will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Portfolios and the Acquiring Portfolios, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). After shares of the Acquiring Portfolio are distributed to the Target Portfolio’s shareholders, the Target Portfolio will be completely liquidated and dissolved. As a result of a Reorganization, you will cease to be a shareholder of the Target Portfolio and will become a shareholder of the Acquiring Portfolio. This exchange will occur on the closing date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing date of each Reorganization is expected to occur after the close of business on or about December 10, 2021.

Why are the Reorganizations happening and did the Board approve the Reorganizations?

Motley Fool Asset Management proposed that each Target Portfolio be reorganized into an Acquiring Portfolio because the ETF structure of the Acquiring Portfolio may provide benefits, including with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Portfolios, the Acquiring Portfolios will operate with full transparency. Each ETF’s holdings will be made public each day and can be found on the ETF’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the ETF’s holdings and decide if the specific mix of holdings meets their needs. By contrast, while the Target Portfolios generally disclose their portfolio holdings monthly, mutual fund holdings are only required to be disclosed quarterly.

Each Acquiring Portfolio will pursue the same investment objective and investment strategies as the corresponding Target Portfolio but in the ETF structure. Motley Fool Asset Management will continue to serve as the investment adviser of each Acquiring Portfolio after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, while the management fee of each Acquiring Portfolio will be the same as the current management fee of 0.85% of each Target Portfolio, each Acquiring Portfolio is expected to experience lower overall expenses as compared to its corresponding Target Portfolio because each Acquiring Portfolio will have a unitary fee structure under which both operating expenses and management fees will be paid. The Board recognizes that as shareholders of ETFs after the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and selling Portfolio shares that the shareholders did not experience as mutual fund shareholders. However, the Board believes that the benefits of the ETF structure outweigh these costs.

The Board, including all of the Board’s Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Directors”), after careful consideration, have determined that each Reorganization is in the best interests of the applicable Target Portfolio and will not dilute the interests of the existing shareholders of the Target Portfolio. The Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.” Furthermore, the Board, including all of the Board’s Independent Directors, has unanimously approved each Reorganization with respect to the Acquiring Portfolios. The Board has determined that each Reorganization is in the best interests of the applicable Acquiring Portfolio.

How will the Reorganizations affect me?

If your Reorganization is consummated, you will cease to be a shareholder of a Target Portfolio and will become a shareholder of the corresponding Acquiring Portfolio. Upon completion of a Reorganization, you will own shares of an Acquiring Portfolio offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Portfolio you owned when the Reorganization happened. Shares of the Acquiring Portfolio will be transferred to your brokerage account, or if a you do not have a brokerage account, the shares will be held by U.S. Bancorp Fund Services, LLC until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). Shares of the Acquiring Portfolios are not issued in fractional shares, so for some shareholders, fractional shares of a Target Portfolio may be redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable.

After the Reorganization, individual shares of the Acquiring Portfolio may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. A shareholder may pay brokerage or other charges determined by the shareholder’s financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms, and incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Portfolio shares trade at market prices rather than at NAV, Acquiring Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV.

Who will bear the costs associated with the Reorganizations?

Motley Fool Asset Management will bear all costs incurred in connection with the Reorganization.

What are the U.S. federal income tax consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the Target Portfolio and the Acquiring Portfolio must receive an opinion of Faegre Drinker Biddle & Reath LLP (“Faegre Drinker”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, a Target Portfolio will recognize gain or loss as a direct result of the Reorganization of a Target Portfolio (except with respect to cash received by a shareholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for the Acquiring Portfolio shares that you receive will be the same as the holding period and aggregate tax basis of the Target Portfolio shares that you surrender in the Reorganization. Prior to the consummation of a Reorganization, you may redeem your Target Portfolio shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

You should consult your tax advisor regarding the effect, if any, of each Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state, local or foreign tax consequences. For more information about the tax consequences of the Reorganization, please see the section “Information About the Plan—What are the tax consequences of the Reorganizations?”

How do the Portfolios’ investment objectives, investment strategies, and investment policies compare?

Each Target Portfolio and its corresponding Acquiring Portfolio have identical investment objectives. Each Portfolio’s investment objective is fundamental and cannot be changed without shareholder approval. Each Target Portfolio and its corresponding Acquiring Portfolio employ identical principal investment strategies in seeking to achieve their respective objectives.

Investment Objectives and Investment Strategies

Global Reorganization

The investment objective of the Global Portfolio and the Global ETF is to achieve long-term capital appreciation. Each of the Global Portfolio and Global ETF pursue their investment objective by using a quality growth investing style, and each generally invests in a focused portfolio of the common stocks of high-quality U.S. companies and the common stocks and depositary receipts of high-quality companies that are organized under the laws of other countries around the world.

Mid-Cap Reorganization

The investment objective of the Mid-Cap Portfolio and the Mid-Cap ETF is to achieve long-term capital appreciation. Each of the Mid-Cap Portfolio and the Mid-Cap ETF pursue their investment objective by using a quality growth investing style, and each generally invests in a focused portfolio of the common stocks of high-quality companies organized in the United States that are engaged in a broad range of industries.

Investment Policies and Restrictions

Each Target Portfolio and its corresponding Acquiring Portfolio have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. Each Acquiring Portfolio’s fundamental investment restrictions are listed in the Acquiring Portfolios’ Preliminary SAI filed on September 27, 2021, which is incorporated by reference into the statement of additional information relating to this Information Statement/Prospectus, and is available upon request. Each Target Portfolio’s fundamental investment restrictions are listed in the Target Portfolios’ SAI dated December 31, 2020, which is incorporated by reference into the statement of additional information relating to this Information Statement/Prospectus, and is available upon request.

What are the principal risks of an investment in the Portfolios?

An investment in each Portfolio involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Portfolios, nor that the Portfolios will achieve their investment objectives. You may lose money if you invest in the Portfolios. The risks associated with an investment in a Target Portfolio and its corresponding Acquiring Portfolio are identical, except that each Acquiring Portfolio is subject to certain risks unique to operating as an ETF. Each Acquiring Portfolio is subject to the following risks for ETFs:

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Portfolio has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Portfolio Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Portfolio Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Portfolio in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market.

●	Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Portfolio’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

For further information about the risks of investments in the Portfolios, see “Comparison of the Portfolios’ Principal Risks” below.

How will the Reorganizations affect my fees and expenses?

While the management fee of each Acquiring Portfolio will be the same as the current management fee of 0.85% of each Target Portfolio, each Acquiring Portfolio is expected to experience lower overall expenses as compared to its corresponding Target Portfolio because each Acquiring Portfolio will have a unitary fee structure under which both operating expenses and management fees will be paid. A comparison of the fees and expenses of the Target Portfolios and Acquiring Portfolios is provided below under the heading, “What are the fees and expenses of the Portfolios and what might they be after the Reorganizations?”

What are the distribution arrangements for the Portfolios?

The principal underwriter to the Target Portfolios is Foreside Funds Distributors LLC (“FFD”), located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312. Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 will serve as the principal underwriter to the Acquiring Portfolios. FFD and Quasar are affiliated entities and are both controlled by Foreside Financial Group, LLC. The change of distributor from FFD to Quasar will not have any material effect on the Portfolios, and the distribution arrangements will not differ for the Acquiring Portfolios as compared to the distribution arrangements of the Target Portfolios. Neither the Target Portfolios nor the Acquiring Portfolios have adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act for the payment of fees by the Portfolios related to the Portfolios’ distribution.

What are the Portfolios’ arrangements for purchases, exchanges and redemptions?

The Target Portfolios and the Acquiring Portfolios have different procedures for purchasing, exchanging and redeeming shares. You may refer to the Acquiring Portfolios’ Prospectus, which accompanies this Information Statement/Prospectus, under the section titled “How to Buy and Sell Shares” for the procedures applicable to purchases and sales of the shares of the Acquiring Portfolios, which are also summarized below. The Acquiring Portfolios do not provide for the exchange of shares. The Target Portfolios’ Prospectus provides information under the sections titled “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Shares” with respect to the procedures applicable to purchases, exchanges and sales of the shares of the Target Portfolios, which are also summarized below.

Shareholders in the Target Portfolios may purchase or sell (redeem) shares of the Portfolios on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business by first contacting the Portfolios’ transfer agent at (888) 863-8803 or by contacting their financial intermediary regarding purchase and redemption procedures.

The purchase price of a share of each Target Portfolio is its NAV per share. The NAV per share of each Target Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) on each day the NYSE is open. Provided that a Target Portfolio’s transfer agent or a transfer agent sub-designee has received the investor’s Account Registration Form in good order, shares of the Portfolio will be priced at the public offering price, which is the NAV of the shares next determined after receipt of the investor’s order. Each Portfolio reserves the right to reject any initial or subsequent investment request.

Unlike the Target Portfolios, individual shares of the Acquiring Portfolios are not purchased or sold at NAV directly with the Portfolios. The Acquiring Portfolios will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with an Acquiring Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of an Acquiring Portfolio consists of a specified number of shares as stated in the Acquiring Portfolios’ Prospectus. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Acquiring Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual Acquiring Portfolio shares may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Shares of an Acquiring Portfolio can be bought and sold during the day like shares of other publicly traded companies. Buying and selling shares of an Acquiring Portfolio on an exchange involves certain costs. When buying and selling shares through a financial intermediary, you may incur brokerage or other charges determined by your financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an Acquiring Portfolio may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Portfolio shares trade at market prices rather than at NAV, Acquiring Portfolio shares may trade at a price less than (discount) or greater than (premium) the Acquiring Portfolio’s NAV. The trading prices of an Acquiring Portfolio’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for Portfolio shares and shares of the underlying securities held by the Portfolio, economic conditions and other factors, rather than an Acquiring Portfolio’s NAV, which is calculated at the end of each business day.

Each Target Portfolio permits its shareholders to exchange its shares for shares of the other Target Portfolio. An exchange involves the simultaneous redemption of shares of one portfolio and the purchase of shares of another portfolio at each portfolio’s respective closing NAV next determined after the request for exchange has been received, and is a taxable transaction. The Acquiring Portfolios do not provide for exchanges.

COMPARISON OF SOME IMPORTANT FEATURES OF THE PORTFOLIOS

How do the performance records of the Portfolios compare?

Each Acquiring Portfolio is a newly-formed “shell” fund that has not yet commenced operations, and therefore, has no performance history predating the Reorganization. Each Acquiring Portfolio has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of its corresponding Target Portfolio and continue the business of the Target Portfolio. Therefore, after the Reorganization, the Target Portfolio will remain the “accounting survivor.” This means that the Acquiring Portfolios will continue to show the historical investment performance and returns of the Target Portfolios (even after liquidation).

The historical performance of each Target Portfolio, as it is to be adopted by its corresponding Acquiring Portfolio, is included in the Acquiring Portfolios’ Prospectus that has accompanied this Information Statement/Prospectus.

What are the fees and expenses of the Portfolios and what might they be after the Reorganizations?

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Institutional Class shares of each Target Portfolio for the fiscal year ended August 31, 2021 and the anticipated expenses of each Acquiring Portfolio during its first year of operation. Expense data for the Target Portfolios Investor Class shares are not described in the tables below because those shares will be converted to Institutional Class shares prior to the Reorganizations. The tables also show the pro forma expenses of each combined Acquiring Portfolio after giving effect to the respective Reorganization, based on pro forma net assets as of August 31, 2021. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganizations.

ALL REORGANIZATIONS	Target Portfolio	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Reorganization
Shareholder Fees (fees paid directly from your investment):	$24 (Maximum Annual Small-Balance Account Fee on accounts with balances less than $10,000)	None	None

Annual Portfolio Operating Expenses for Target Portfolio and Acquiring Portfolio
(expenses deducted from Portfolio assets)

	Target Portfolio (Global Portfolio)	Acquiring Portfolio (Global ETF)	Pro Forma—Acquiring Portfolio after Reorganization
Management Fee	0.85%	0.85%*	0.85%*
Other Expenses	0.15%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.00%	0.85%	0.85%
Fees Waived / Expenses Reimbursed	-0.05%**	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%	0.85%	0.85%

*	The Acquiring Portfolio will have a unitary fee structure under which both operating expenses and management fees will be paid.

**	Motley Fool Asset Management has contractually agreed to pay, waive or absorb a portion of the Global Portfolio’s Institutional Shares expenses through the end of December 31, 2022, or such later date as may be determined by the Global Portfolio and Motley Fool Asset Management, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% annually of average daily net assets of the Global Portfolio. If the excluded expenses are incurred, operating expenses may be higher than 0.95% annually. Motley Fool Asset Management may recover from the Global Portfolio fees and expenses previously paid, waived or absorbed for a period of 36 months from the date on which such waiver or reimbursement was made, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% annually of average daily net assets of the Global Portfolio or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. Reimbursement of fees and expenses will not be available to Motley Fool Asset Management after the Reorganization has been completed. The expense limitation agreement will terminate automatically if Motley Fool Asset Management is no longer serving as investment adviser to the Global Portfolio, but otherwise it can be terminated only by the Board.

	Target Portfolio (Mid-Cap Portfolio)	Acquiring Portfolio (Mid-Cap ETF)	Pro Forma—Acquiring Portfolio after Reorganization
Management Fee	0.85%	0.85%*	0.85%*
Other Expenses	0.15%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.00%	0.85%	0.85%
Fees Waived / Expenses Reimbursed	-0.05%**	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%	0.85%	0.85%

*	The Acquiring Portfolio will have a unitary fee structure under which both operating expenses and management fees will be paid.

**	Motley Fool Asset Management has contractually agreed to pay, waive or absorb a portion of the Mid-Cap Portfolio’s Institutional Shares expenses through the end of December 31, 2022, or such later date as may be determined by the Mid-Cap Portfolio and Motley Fool Asset Management, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% annually of average daily net assets of the Mid-Cap Portfolio. If the excluded expenses are incurred, operating expenses may be higher than 0.95% annually. Motley Fool Asset Management may recover from the Mid-Cap Portfolio fees and expenses previously paid, waived or absorbed for a period of 36 months from the date on which such waiver or reimbursement was made, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% annually of average daily net assets of the Mid-Cap Portfolio or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. Reimbursement of fees and expenses will not be available to Motley Fool Asset Management after the Reorganization has been completed. The expense limitation agreement will terminate automatically if Motley Fool Asset Management is no longer serving as investment adviser to the Mid-Cap Portfolio, but otherwise it can be terminated only by the Board.

Expense Examples

These Examples are meant to help you compare the cost of investing in each Acquiring Portfolio with the cost of investing in the corresponding Target Portfolio.

Each Example assumes that you invest $10,000 in the Portfolios for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same (taking into account the Target Portfolio’s contractual expense limitation agreement in place for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs whether you redeem or hold your shares would be:

	1 Year	3 Years	5 Years	10 Years
Global Portfolio Target Portfolio	$97	$313	$548	$1,220
Global ETF Acquiring Portfolio	$87	$271	$471	$1,049
Pro Forma—Acquiring Portfolio after Reorganization	$87	$271	$471	$1,049

	1 Year	3 Years	5 Years	10 Years
Mid-Cap Portfolio Target Portfolio	$97	$313	$548	$1,220
Mid-Cap ETF Acquiring Portfolio	$87	$271	$471	$1,049
Pro Forma—Acquiring Portfolio after Reorganization	$87	$271	$471	$1,049

What are the Portfolios’ dividend payment policies and pricing arrangements?

The dividend payment policies of the Portfolios are identical with respect to the timing of dividends. Dividends from net investment income of each Target Portfolio and Acquiring Portfolio and any net realized capital gains (after any reductions for capital loss carryforwards) are distributed annually, typically in December. The Portfolios intend to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates, depending on the length of time a Portfolio holds the assets). In addition to the planned distribution in December, the Portfolios may make distributions more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolios.

The way that dividends are received differs between the Target Portfolios and Acquiring Portfolios. Shareholders of each Target Portfolio automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio at NAV, unless a shareholder chooses to either (1) receive dividends in cash, while reinvesting capital gains distributions in additional Portfolio shares; (2) receive all distributions in cash; or (3) reinvest dividends in additional Portfolio shares, while receiving capital gains distributions in cash. Shareholders of each Acquiring Portfolio will receive all income dividends and capital gains distributions in cash, unless a shareholder’s broker provides an option for the reinvestment of dividends.

The Target Portfolios and Acquiring Portfolios have substantially the same procedures for calculating their share prices. The Portfolios determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Portfolios will not be priced on days that the NYSE is closed for trading. The Board has adopted identical policies and procedures for valuing the Portfolios’ portfolio assets. Each Portfolio’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Securities of the Portfolios (to the extent they hold foreign securities) traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by a Portfolio are determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service.

For more information about the Acquiring Portfolios’ pricing procedures, you may refer to the Acquiring Portfolios’ Prospectus, which accompanies this Information Statement/Prospectus, under the section titled “Determination of Net Asset Value.”

Who manages the Portfolios?

The Investment Adviser

Motley Fool Asset Management is a wholly owned subsidiary of Motley Fool Investment Management, LLC, whose parent company is The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC (“TMF”), which publishes investment information and analysis across a wide range of media, including investment-newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner. Motley Fool Asset Management is located at 2000 Duke Street, Suite 275, Alexandria, Virginia 22314.

Motley Fool Asset Management is a separate legal entity and all discretionary asset management services for the Portfolios are made independently by portfolio managers at Motley Fool Asset Management. Neither Messrs. David Gardner or Tom Gardner, nor any other TMF analyst is involved in the investment decision-making or daily operations of Motley Fool Asset Management.

Subject to the overall supervision of the Board, Motley Fool Asset Management manages the overall investment operations of the Portfolios in accordance with the Portfolios’ investment objective and policies and formulates a continuing investment strategy for each Portfolio pursuant to the terms of an investment advisory agreement between the Company and Motley Fool Asset Management (the “Advisory Agreement”). There are no material differences between the Advisory Agreements of a Target Portfolio and its corresponding Acquiring Portfolio other than the execution dates of the Advisory Agreements andthe unitary fee structure.

The Portfolio Managers

Motley Fool Asset Management uses an investment committee research approach to determine the investment merits of securities under consideration. The Investment Committee is primarily responsible for all investment-related services provided to the Portfolios by Motley Fool Asset Management. Decision making authority and portfolio management decisions of each Portfolio’s assets is the responsibility of each Portfolio’s respective lead portfolio managers.

Global Portfolio and Global ETF
Bryan C. Hinmon, CFA	Chief Investment Officer, Senior Portfolio Manager
Anthony L. Arsta	Lead Portfolio Manager
William S. Barker, CFA	Portfolio Manager
Nathan G. Weisshaar, CFA	Portfolio Manager
Michael J. Olsen, CFA	Portfolio Manager

Mid-Cap Portfolio and Mid-Cap ETF
William S. Barker, CFA	Lead Portfolio Manager
Bryan C. Hinmon, CFA	Chief Investment Officer; Senior and Lead Portfolio Manager
Anthony L. Arsta	Portfolio Manager
Nathan G. Weisshaar, CFA	Portfolio Manager

Bryan C. Hinmon, CFA

Bryan Hinmon is the Chief Investment Officer (“CIO”) and Senior Portfolio Manager at Motley Fool Asset Management, as well as Chairman of the firm’s Investment Committee, having served in the CIO, Senior Portfolio Manager and Chairman capacity since 2017 and as a Portfolio Manager for the Global Portfolio and Mid-Cap Portfolio since 2014. He has co-managed the Motley Fool 100 Index ETF and MFAM Small-Cap Growth ETF since 2018.

As CIO of the firm, Mr. Hinmon is responsible for leading the investment team, maintaining the firm’s investment philosophy, and managing client assets. He also works as an analyst, identifying and researching investments for the firm’s affiliate, Motley Fool Wealth Management’s separately managed account strategies. He joined Motley Fool Asset Management in 2014 after more than four years at TMF where he helped manage Motley Fool Pro, a long/short and options portfolio service. Mr. Hinmon also served as a senior analyst on Motley Fool Options for more than four years and led the company’s Analyst Development Program for two years.

Before life at TMF, Mr. Hinmon was a portfolio manager at Bulwark Capital Management, a hedge fund with an approach that balanced fundamental long-term equity investing, option income, and special situations. Earlier in his career, he worked as a research analyst for an asset manager in Naples, Florida, that provided portfolio management and operated a covered-call hedge fund. Mr. Hinmon graduated from Stetson University with a bachelor’s degree in finance. He holds the Chartered Financial Analyst designation and is a former member of The Boston Security Analysts Society and is now a member of the CFA Society of Colorado.

William S. Barker, CFA

Bill Barker is a Portfolio Manager at Motley Fool Asset Management, having served in that role for the Global Portfolio since 2009 and the Mid-Cap Portfolio since 2010. He joined TMF in 2005 as a senior analyst for equity research, a role in which he specialized in value-stock analysis and worked primarily on three newsletters: Motley Fool Stock Advisor, Motley Fool Hidden Gems, and Hidden Gems Pay Dirt. Previously, Mr. Barker worked for the SEC in its Office of Investor Education and Assistance, and for the U.S. Department of the Treasury in the Office of Foreign Assets Control, Foreign Terrorism Division. While with Treasury, he worked on the detection and prevention of the funding of foreign terrorist organizations and individuals.

He also worked for TMF from 1998 to 2001 as the principal writer of personal-finance content for the company’s website and later as an equity analyst and senior producer for investing. Mr. Barker received his CFA designation in 2008 and is a member of the CFA Society of Washington, D.C.

Before his work in finance, Mr. Barker was a trial lawyer in the Commercial Litigation division of the City Solicitor’s Office in Philadelphia, where he handled complex commercial cases as lead counsel in trials involving multimillion dollar claims. He represented many of the major departments of the city, including the Office of the Mayor. Coming out of law school, he first worked in Washington, D.C., as an associate for Patton Boggs, LLP. Mr. Barker has written extensively for TMF online as well as for its newsletters and three Motley Fool books. He has been published in Newsweek and has appeared as a commentator on CNN, CNBC, CNBC Europe, MSNBC, BBC, CBS, and NBC’s The Today Show. He graduated cum laude from Yale University with a degree in political philosophy and earned his J.D. from the University of Virginia.

Anthony L. Arsta

Tony Arsta is a Portfolio Manager at Motley Fool Asset Management, having served in that role for the Global Portfolio since 2009, the Mid-Cap Portfolio Fund since 2010 and for the Motley Fool 100 Index ETF since 2018. Mr. Arsta complements his quality growth investing focus with applications of statistical analysis and investor psychology. After joining TMF in 2008, he contributed his writing and analysis to Motley Fool Million Dollar Portfolio, as well as several other Foolish newsletter services. Mr. Arsta earned his M.B.A. with distinction from DePaul University, with a concentration in finance, and also holds a B.S. in computer science from the University of Wisconsin, Madison.

Nathan G. Weisshaar, CFA

Nate Weisshaar is a Portfolio Manager at Motley Fool Asset Management, having served in that role for the Global Portfolio, Mid-Cap Portfolio, and for the MFAM Small-Cap Growth ETF since 2018. Mr. Weisshaar has a particular interest in international and banking stocks. After joining TMF in 2007 as an equity research analyst for Motley Fool Global Gains and several other newsletters, Mr. Weisshaar subsequently became a co-advisor on Motley Fool Champion Shares PRO and Motley Fool Share Advisor, TMF’s newsletter products for the UK market, while living in London from 2011 to 2014. After graduating from the University of Arizona with a B.S. in finance, Mr. Weisshaar worked as a banking consultant at United Bankers Bank in Minnesota.

Michael J. Olsen, CFA

Michael Olsen is a Portfolio Manager for the Global Portfolio. Prior to joining Motley Fool Asset Management in 2019, Michael worked for TMF since 2005, where he most recently served as advisor for its dividend-oriented stock-picking products and co-advisor for PRO UK, a UK-focused investment service. Previously, he worked as an analyst on the company’s international, small-cap, and value newsletters, among others. Although his experience is diverse, his investment approach is singularly focused – buying high-quality enterprises at reasonable prices. Earlier in his career, he worked at the Corporate Executive Board (now Gartner), a DC-based consulting firm. He is a CFA charterholder and a graduate of the University of Richmond, where he earned a degree in business administration with a finance concentration.

Expense Limitation and Reimbursement Agreement

Under the terms of an expense limitation and reimbursement agreement entered into by the Company and Motley Fool Asset Management, Motley Fool Asset Management has contractually agreed to pay, waive or absorb a portion of each Target Portfolio’s Institutional Shares operating expenses through the end of December 31, 2022, to the extent necessary to limit each Target Portfolio’s annual operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.95% annually of each Target Portfolio’s average daily net assets. Motley Fool Asset Management may recover from the Target Portfolios fees and expenses previously paid, waived or absorbed for a period of 36 months from the date on which such waiver or reimbursement was made, provided that the repayments do not cause the Target Portfolios’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% annually of the Target Portfolios’ average daily net assets or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. Reimbursement of fees and expenses will not be available from either Target Portfolio to Motley Fool Asset Management after each Reorganization has been completed.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

Motley Fool Asset Management proposed that each Target Portfolio be reorganized into an Acquiring Portfolio because the ETF structure of the Acquiring Portfolio may provide benefits with respect to the management of capital gains distributions. In a mutual fund, such as the Target Portfolios, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

Each Acquiring Portfolio will pursue the same investment objective and investment strategies as the corresponding Target Portfolio but have the risks and benefits of operating in the ETF structure. Motley Fool Asset Management will continue as the investment adviser of each Acquiring Portfolio after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, while each Acquiring Portfolio will have the same management fee rate as that of its respective Target Portfolios, each Acquiring Portfolio is expected to experience lower overall expenses as compared to its respective Target Portfolio under its unitary fee structure.

The Board considered the Reorganizations and approved the Plan with respect to the Target Portfolios. In considering the Plan, the Board requested and received detailed information from Motley Fool Asset Management regarding the Reorganizations, including: (1) the specific terms of the Plan; (2) the investment objectives, investment strategies, and investment policies of each Target Portfolio and the corresponding Acquiring Portfolio; (3) comparative data analyzing the fees and expenses of the Portfolios; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring Portfolios; (5) the management, financial position, and business of Motley Fool Asset Management and its affiliates; and (6) the impact of the Reorganizations on the Target Portfolios and their shareholders.

With respect to the information listed above, the Board considered that, among other information: (1) each Reorganization was designed to be a tax-free reorganization and the shares of an Acquiring Portfolio that would be received by the shareholders of a Target Portfolio in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Portfolio as of the closing date of the Reorganization; (2) the investment objectives, strategies and policies of each Target Portfolio and its corresponding Acquiring Portfolio are identical; (3) the management fee of each Acquiring Portfolio is the same as the management fee of its corresponding Target Portfolio, but each Acquiring Portfolio is expected to experience lower overall expenses as compared to its corresponding Target Portfolio under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of the Acquiring Portfolios as ETFs will benefit tax conscious shareholders; and (5) Motley Fool Asset Management is the adviser of both the Target Portfolios and Acquiring Portfolios and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. The Board also considered that each Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of a Target Portfolio or Acquiring Portfolio.

In approving each Reorganization with respect to a Target Portfolio, the Board, including all of the Independent Directors, determined that (i) participation in the Reorganization is in the best interest of the Target Portfolio’s shareholders, and (ii) the interests of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Directors, considered a number of factors, including the potential benefits and costs of each Reorganization to the shareholders of each Target Portfolio. These considerations included the following:

●	The same investment adviser and portfolio managers that currently manage each Target Portfolio are expected to manage the corresponding Acquiring Portfolio following the closing of the Reorganization;

●	The management fee of each Acquiring Portfolio is the same as the management fee of its corresponding Target Portfolio, but each Acquiring Portfolio is expected to experience lower overall expenses as compared to its corresponding Target Portfolio under its unitary fee structure;

●	Other than with respect to the management fee and the execution dates of the agreements, there are no material differences in the contractual terms of a Target Portfolio’s investment advisory agreement with Motley Fool Asset Management as compared to the corresponding Acquiring Portfolio’s investment advisory agreement, and Motley Fool Asset Management does not anticipate that a Reorganization will result in any decline in the level of services from the level of services that historically have been provided to a Target Portfolio;

●	The investment objectives, investment strategies and investment policies of each Target Portfolio and its corresponding Acquiring Portfolio are identical;

●	The risks associated with an investment in a Target Portfolio and its corresponding Acquiring Portfolio are identical, except that each Acquiring Portfolio is subject to certain risks unique to operating as an ETF;

●	Motley Fool Asset Management will bear all costs incurred in connection with the Reorganizations;

●	The ETF structure of the Acquiring Portfolios may provide benefits with respect to the management of capital gains distributions;

●	Shareholders of a Target Portfolio must have a brokerage account that is permitted to hold ETF shares in order to receive shares of an Acquiring Portfolio and each Acquiring Portfolio has engaged U.S. Bancorp Fund Services, LLC to hold the Acquiring Portfolio shares for each Target Portfolio shareholder who does not have an appropriate brokerage account at the time of the Reorganization;

●	A vote of shareholders of the Target Portfolios is not required under the Company’s governing documents or the 1940 Act;

●	Except with respect to any cash payment received in lieu of fractional shares, the Reorganization is intended to be tax-free for federal income tax purposes for shareholders of each Target Portfolio;

●	The Acquiring Portfolios do not issue fractional shares so for some shareholders, fractional shares of a Target Portfolio will be redeemed at NAV immediately prior to the Reorganization and result in a small cash payment, which will be taxable; and

●	Shareholders of each Target Portfolio may redeem their shares of the Target Portfolio prior to the Reorganization if the shareholders do not wish to hold shares of an ETF.

Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Directors, unanimously concluded that completing each Reorganization is in the best interests of the shareholders of the Target Portfolio and that no dilution of value would result to the shareholders of the Portfolio from the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganizations be carried out?

Each Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The Company will determine a specific date, called the “closing date,” on which each Reorganization will take place. Under the Plan, each Target Portfolio will transfer all of its assets and liabilities to its corresponding Acquiring Portfolio effective on the closing date, which is scheduled to occur after the close of trading on December 10, 2021, but which may occur on an earlier or later date as the Company may determine. In exchange, the Company will issue shares of the corresponding Acquiring Portfolio that have an aggregate NAV equal to the dollar value of the assets delivered to the Acquiring Portfolio by the Target Portfolio. The Company will distribute the Acquiring Portfolio shares it receives to the shareholders of the Target Portfolio. Each shareholder of a Target Portfolio will receive a number of Acquiring Portfolio shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Portfolio (and cash in lieu of fractional shares, if any). As soon as reasonably practicable after the transfer of its assets, the Target Portfolio will then terminate its existence as a separate series of the Company.

The parties may agree to amend the Plan to the extent permitted by law. If the Company and Motley Fool Asset Management agree, the Plan may be terminated or abandoned for one or more Reorganizations at any time before the Reorganizations. If any Reorganization contemplated by Plan has not been substantially completed by the first anniversary of the Plan, the Plan shall automatically terminate on that date with respect to that Reorganization, unless a later date is agreed to by both the Company and Motley Fool Asset Management.

The Company has made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before a Target Portfolio or Acquiring Portfolio is obligated to proceed with a Reorganization. One of these conditions requires that the Company shall have received a tax opinion as described below that the consummation of a Reorganization will not result in the recognition of gain or loss for U.S. federal income tax purposes for the Target Portfolio, the Acquiring Portfolio or their shareholders, except to the extent of any cash payments received by a shareholder in lieu of fractional shares. The receipt of a tax opinion is a condition of the Reorganizations that cannot be waived.

Although shareholder approval of the Reorganizations is not required and the Company does not anticipate that a Reorganization will be terminated, if a Reorganization is terminated, shareholders of the Target Portfolio would be notified of the change and the Target Portfolio would continue to operate as a series of the Company. The termination of a Reorganization with respect to one Target Portfolio will not terminate the Reorganization for the other Target Portfolio.

Who will pay the costs of the Reorganizations?

Motley Fool Asset Management will bear all costs incurred in connection with the Reorganization. These costs and expenses include professional fees, charges by service providers, costs related to the printing and mailing of the Information Statement/Prospectus, and applicable transfer fees, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Portfolio to the Acquiring Portfolio at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

What are the tax consequences of the Reorganizations?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

Each Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganizations, Faegre Drinker Biddle & Reath LLP will deliver an opinion (“Tax Opinion”) to the Company to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Portfolios and Acquiring Portfolios) and the existing U.S. federal income tax law, and conditioned on the Reorganizations being completed in accordance with the Plan, for U.S. federal income tax purposes:

●	Each Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1)(F) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

●	No Portfolio will recognize any gain or loss as a direct result of the Reorganizations;

●	The Target Portfolios’ shareholders will not recognize any gain or loss on the exchange of their Target Portfolio shares for corresponding Acquiring Portfolio shares, except with respect to cash received in lieu of fractional shares, if any;

●	The aggregate tax basis in Acquiring Portfolio shares that a Target Portfolio shareholder receives pursuant to a Reorganization will be the same as the aggregate tax basis in the Target Portfolio shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Portfolio shares that a Target Portfolio shareholder receives pursuant to a Reorganization will include the holding period for the Target Portfolio shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

●	An Acquiring Portfolio’s tax basis in each asset the corresponding Target Portfolio transfers to it will be the same as the Target Portfolio’s tax basis therein immediately before a Reorganization, and the Acquiring Portfolio’s holding period for each such asset will include the Target Portfolio’s holding period therefore (except where an Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Reorganization; and

●	The Reorganizations will not result in the end of a Target Portfolio’s taxable year and each Target Portfolio’s tax attributes listed in Section 381(c) of the Code will be acquired by the corresponding Acquiring Portfolio, subject to certain limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the foregoing, the Target Portfolio’s transfer of certain contracts or securities pursuant to a Reorganization may cause the Target Portfolio to recognize taxable gain or loss regardless of whether the overall Reorganization is otherwise a nonrecognition transaction under the Code. No opinion will be expressed as to the tax consequences of the Reorganizations on such contracts or securities. None of the Portfolios have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above. If a Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the applicable Target Portfolio would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Portfolio, and each shareholder of the applicable Target Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it received and the amount of cash in received in lieu of fractional shares (if any).

The tax year of a Target Portfolio is expected to continue with its Acquiring Portfolio, and the capital gains, if any, resulting from portfolio turnover prior to a Reorganization will be carried over to the Acquiring Portfolio. If a Reorganization were to end the tax year of a Target Portfolio (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Portfolio for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to a Reorganization. If the Portfolios need to make distributions because it was determined that, contrary to the Company’s expectation, the tax year ended, the applicable Target Portfolio will declare a distribution to shareholders.

General Limitation on Losses. Assuming the Reorganizations qualify as tax-free reorganizations, as expected, each Acquiring Portfolio will succeed to the tax attributes of the corresponding Target Portfolio upon the closing of each Reorganization, including any capital loss carryovers that could have been used by each Target Portfolio to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The capital loss carryovers of each Target Portfolio will be available to offset future gains recognized by the combined Portfolio. Capital losses of a Portfolio arising in taxable years beginning after December 22, 2010 may be carried forward by non-corporate taxpayers indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganizations, an Acquiring Portfolio has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the corresponding Target Portfolio as a result of the Reorganizations. Thus, a reorganization of a Target Portfolio into an Acquiring Portfolio is not expected to result in any limitation on the use by the Acquiring Portfolio of the Target Portfolio’s capital loss carryovers, if any. However, the capital losses of an Acquiring Portfolio, as the successor in interest to a Target Portfolio, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Portfolio shares or other reorganization transactions in which the Acquiring Portfolio might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

Each Target Portfolio is a series of the Company. The Company is an open-end, registered management investment company and was organized as a Maryland corporation on February 29, 1988. The operations of the Company are governed by its Charter, Bylaws, and Maryland law. The Company also must adhere to the 1940 Act, the rules and regulations promulgated by the Commission thereunder, and any applicable state securities laws. Each Acquiring Portfolio is a series of the Company.

Prior to each Reorganization, shareholders of Investor Class shares of each Target Portfolio will receive Institutional Class shares of the same Target Portfolio. The number of shares received will be based on the NAV of Investor Class shares and Institutional Class shares. Following each Reorganization, shareholders of each Target Portfolio will receive shares of the corresponding Acquiring Portfolio of the ETF Trust equal in value to the shares of the Target Portfolio they hold. The Acquiring Portfolio shares will be credited to the Target Portfolio shareholder’s brokerage account and the shares of the Target Portfolio will be cancelled. If a shareholder does not have a brokerage account that can accommodate shares of an ETF at the time of the Reorganizations of the Target Portfolios, the Acquiring Portfolio shares that a shareholder receives in the Reorganizations will be held by U.S. Bancorp Fund Services, LLC, until the shareholder identifies a brokerage account into which U.S. Bancorp Fund Services, LLC, can transfer the shares.

What are the capitalizations of the Portfolios?

The following tables set forth the unaudited capitalization of each Target Portfolio and its corresponding Acquiring Portfolio as of August 31, 2021, and the unaudited pro forma combined capitalization of each Acquiring Portfolio as adjusted to give effect to the proposed Reorganizations. The following are examples of the number of shares of each Acquiring Portfolio that would have been exchanged for the shares of the corresponding Target Portfolio if each Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if each Reorganization, as described, occurs.

	Global Portfolio Target Portfolio	Global ETF Acquiring Portfolio	Pro Forma Adjustments	Pro Forma - Acquiring Portfolio after Reorganization (estimated)
Net assets	$701,574,053	$0	$0	$701,574,053
Total shares outstanding	19,032,437	0	0	19,032,437
Net asset value per share	Investor Shares $36.80 Institutional Shares $37.03	$0	$0	$36.86
*	Investor Class shares of the Global Portfolio will be converted to Institutional Class shares prior to the Reorganization.

	Mid-Cap Portfolio Target Portfolio	Mid-Cap ETF Acquiring Portfolio	Pro Forma Adjustments	Pro Forma - Acquiring Portfolio after Reorganization (estimated)
Net assets	$331,284,917	$0	$0	$331,284,917
Total shares outstanding	10,089,370	0	0	10,089,370
Net asset value per share	Investor Shares $32.76 Institutional Shares $33.30	$0	$0	$32.84
*	Investor Class shares of the Mid-Cap Portfolio will be converted to Institutional Class shares prior to the Reorganization.

The information in the capitalization tables above is for informational purposes only. There is no assurance that each Reorganization will be consummated. Moreover, if consummated, the capitalization of each Target Portfolio and Acquiring Portfolio is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Target Portfolio. Accordingly, the foregoing should not be relied upon to reflect the number of shares of an Acquiring Portfolio that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS

AND THE TARGET PORTFOLIOS

Comparison of the Portfolios’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of each Target Portfolio and its corresponding Acquiring Portfolio. Further information about each Target Portfolio’s and Acquiring Portfolio’s investment objectives and strategies are contained in prospectuses and SAIs of the Target Portfolios and Acquiring Portfolios, which are on file with the SEC. The prospectuses and SAIs of the Target Portfolios and Acquiring Portfolios are also incorporated herein by reference.

Global Portfolio Reorganization

The investment objective of the Global Portfolio and the Global ETF is identical. The investment objective of the Global Portfolio and Global ETF is to achieve long-term capital appreciation.

The Global Portfolio and the Global ETF employ the same principal investment strategies in seeking to achieve their respective objectives.

The Global Portfolio and Global ETF pursue their investment objectives by using a quality growth investing style. The Global Portfolio and Global ETF invest in a focused portfolio of the common stocks of high-quality U.S. companies and the common stocks and depositary receipts of high-quality companies that are organized under the laws of other countries around the world.

The Global Portfolio and Global ETF will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States. The Global Portfolio and Global ETF seek to stay fully invested and do not attempt to time the market. Although the Global Portfolio and Global ETF do not have market capitalization constraints for its investments, it is expected that investments in the securities of U.S. companies having smaller and middle market capitalizations and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the investment program. As a result, the Global Portfolio and Global ETF have the freedom to go anywhere to make investments for their shareholders.

In identifying investments for the Global Portfolio and Global ETF, Motley Fool Asset Management looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the investment portfolio, the Motley Fool Asset Management regularly reviews and adjusts the allocations to particular markets and sectors to maintain a diversified mix of investments that Motley Fool Asset Management believes offer the best overall potential for long-term growth of capital. The Global Portfolio and Global ETF will sell securities in which it has invested based upon Motley Fool Asset Management’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Global Portfolio and Global ETF prefer to invest in high-quality businesses when possible. To identify these high quality businesses, Motley Fool Asset Management engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. Motley Fool Asset Management’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

Motley Fool Asset Management believes that management is a key element to long-term success at most businesses. Among the factors Motley Fool Asset Management considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

Motley Fool Asset Management believes that the economic performance of a business is a signal for quality. Motley Fool Asset Management’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

Motley Fool Asset Management seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry, and superior brands, among others. Motley Fool Asset Management also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As Motley Fool Asset Management’s desire is to own companies that can be kept in the portfolio for many years, a core part of Motley Fool Asset Management’s process is to consider what the company might look like over a period of ten or more years. Motley Fool Asset Management considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The investment portfolio of the Global Portfolio and Global ETF is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of net assets. To limit the risks associated with highly concentrated holdings, the Global Portfolio and Global ETF do not invest more than 5% of net assets in any one class of the securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of net assets then Motley Fool Asset Management may not add additional capital to the position. However, Motley Fool Asset Management may maintain an allocation above 5% indefinitely, provided it continues to meet the investment criteria.

While investing in a particular sector is not a principal investment strategy of the Global Portfolio and Global ETF, the portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. Currently, the Global Portfolio is significantly invested in the industrials sector, communication services sector, consumer discretionary sector, and information technology sector, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Global Portfolio and Global ETF may also seek to increase income by lending securities.

Mid-Cap Portfolio Reorganization

The investment objective of the Mid-Cap Portfolio and Mid-Cap ETF is identical. The investment objective of the Mid-Cap Portfolio and Mid-Cap ETF is to achieve long-term capital appreciation.

The Mid-Cap Portfolio and Mid-Cap ETF employ the same principal investment strategies in seeking to achieve their respective objectives.

The Mid-Cap Portfolio and Mid-Cap ETF pursue their investment objectives by using a quality growth investing style. The Mid-Cap Portfolio and Mid-Cap ETF invest in a focused portfolio of the common stocks of high-quality companies organized in the United States that are engaged in a broad range of industries.

Under normal market conditions, the Mid-Cap Portfolio and Mid-Cap ETF invest at least 80% of their net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having mid-market capitalizations. For this purpose, Motley Fool Asset Management currently defines mid-market capitalization companies as having similar market capitalizations to the companies in the Russell Midcap Growth Total Return Index. That index is used for the purpose of determining range and not for targeting portfolio management. As of October 31, 2021, the average dollar-weighted market cap of the Russell Midcap Growth Index was approximately $30.5 billion. The median market cap was approximately $13.6 billion and the largest stock included in the index had a market cap of approximately $65.2 billion. Under normal circumstances, the Mid-Cap Portfolio and Mid-Cap ETF seek to stay fully invested and do not attempt to time the market.

In identifying investments for the Mid-Cap Portfolio and Mid-Cap ETF, Motley Fool Asset Management looks for securities of companies that have high quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the investment portfolio, Motley Fool Asset Management regularly reviews and adjusts the allocations to maintain a diversified mix of investments that Motley Fool Asset Management believes offer the best overall potential for long-term growth of capital. The Mid-Cap Portfolio and Mid-Cap ETF will sell securities in which it has invested based upon Motley Fool Asset Management’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Mid-Cap Portfolio and Mid-Cap ETF prefer to invest in high-quality businesses when possible. To identify these high-quality businesses, Motley Fool Asset Management engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. Motley Fool Asset Management’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

Motley Fool Asset Management believes that management is a key element to long-term success at most businesses. Among the factors Motley Fool Asset Management considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

Motley Fool Asset Management believes that the economic performance of a business is a signal for quality. Motley Fool Asset Management’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

Motley Fool Asset Management seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. Motley Fool Asset Management also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As Motley Fool Asset Management’s desire is to own companies that can be kept in the portfolio for many years, a core part of Motley Fool Asset Management’s process is to consider what the company might look like over a period of ten or more years. Motley Fool Asset Management considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The investment portfolio of the Mid-Cap Portfolio and Mid-Cap ETF is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of net assets. To limit the risks associated with highly concentrated holdings, the Mid-Cap Portfolio and Mid-Cap ETF generally do not invest more than 5% of net assets in securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of net assets, Motley Fool Asset Management may not add additional capital to the position. However, the Motley Fool Asset Management may maintain an allocation above 5% indefinitely, provided it continues to meet the investment criteria.

While investing in a particular sector is not a principal investment strategy of the Mid-Cap Portfolio and Mid-Cap ETF, the portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. Currently, the Mid-Cap Portfolio is significantly invested in the industrials sector, consumer discretionary sector, health care sector, and information technology sector, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Mid-Cap Portfolio and Mid-Cap ETF may also seek to increase income by lending portfolio securities.

Comparison of the Portfolios’ Principal Risks

The risks associated with an investment in each Target Portfolio and its corresponding Acquiring Portfolio are identical, except that each Acquiring Portfolio is subject to certain risks unique to operating as an ETF. The principal risks for each Target Portfolio and Acquiring Portfolio are identified below, followed by a description of each risk.

Global Reorganization

The Global Portfolio and Global ETF are both subject to the following risks: Company and Market Risk, Currency Risk, Cyber Security Risk, Depositary Receipts Risk, Emerging Market Countries Risk, Foreign Investments Risk, Investments in Small and Mid-Capitalization Companies Risk, Sector Risk, Investment Style Risk, and Securities Lending Risk. Additionally, the Global ETF is subject to Authorized Participants, Market Makers and Liquidity Providers Concentration Risk, Secondary Market Trading Risk, and Shares May Trade at Prices Other Than NAV Risk.

Mid-Cap Reorganization

The Mid-Cap Portfolio and Mid-Cap ETF are both subject to the following risks: Company and Market Risk, Cyber Security Risk, Investments in Mid-Capitalization Companies Risk, Investment Style Risk, Sector Risk, and Securities Lending Risk. Additionally, the Mid-Cap ETF is subject to Authorized Participants, Market Makers and Liquidity Providers Concentration Risk, Secondary Market Trading Risk, and Shares May Trade at Prices Other Than NAV Risk.

Description of Risks

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Portfolio’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Currency Risk (only applicable to Global Portfolio and Global ETF)

Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Global Opportunities Fund holds securities valued in a foreign currency or hold the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Global Opportunities Fund generally does not seek to hedge currency risk, and although Motley Fool Asset Management considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

Cyber Security Risk

Cyber security risk is the risk of an unauthorized breach and access to Portfolio assets, Portfolio or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. The Portfolio and its investment adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Portfolio or its investment adviser.

Successful cyber-attacks or other cyber-failures or events affecting the Portfolio or its service providers may adversely impact and cause financial losses to the Portfolio or its shareholders. Issuers of securities in which the Portfolio invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

Depositary Receipts Risk (only applicable to Global Portfolio and Global ETF)

The Portfolio may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary receipts (“EDRs”), Global Depositary receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Portfolio can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers.

Emerging Market Countries Risk (only applicable to Global Portfolio and Global ETF)

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. The Portfolio seeks to invest no more than 50% of its net assets in emerging market countries.

Foreign Investments Risk (only applicable to Global Portfolio and Global ETF)

The Portfolio invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability.

Investments in Mid-Capitalization Companies Risk (only applicable to Mid-Cap Portfolio and Mid-Cap ETF)

The Portfolio invests in securities of mid-capitalization companies. Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investments in Small and Mid-Capitalization Companies Risk (only applicable to Global Portfolio and Global ETF)

The Portfolio invests in securities of companies of all sizes, including those that have relatively small market capitalizations. Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Portfolio pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If Motley Fool Asset Management’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Portfolio will underperform the market and its peers over short timeframes.

Sector Risk

To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

● Consumer Discretionary Sector Risk. The consumer discretionary sector (which includes companies in industries such as consumer and household durables, consumer services, media, retailing, and automobiles) can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Success depends heavily on disposable household income and consumer spending. Competition in this sector is exacerbated by the shift toward online shopping, which may affect a company’s margins and its stock price. Faster-than-expected interest rate hikes by the Federal Reserve and rising oil prices could dampen the ability of consumers to spend on discretionary items, which may adversely affect companies in this sector. There are also indications that consumers, especially millennials, have different spending habits and some companies in this sector might have difficulty adjusting to these, and other, consumer trends.

● Communication Services Sector Risk. (only applicable to Global Portfolio and Global ETF) The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines. The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

● Health Care Sector Risk. (only applicable to Mid-Cap Portfolio and Mid-Cap ETF) Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

● Industrials Sector Risk. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims, labor disputes and exchange rates.

● Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of a Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Securities Lending Risk

The Portfolio may lend portfolio securities to institutions, such as certain broker-dealers. The Portfolio may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Portfolio.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. (Only applicable to Acquiring Portfolios)

The Portfolio has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Portfolio shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Portfolio Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Portfolio in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market.

Secondary Market Trading Risk. (Only applicable to Acquiring Portfolios)

Although Portfolio shares are listed on a national securities exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Portfolio shares may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Shares May Trade at Prices Other Than NAV Risk. (Only applicable to Acquiring Portfolios)

As with all ETFs, Portfolio shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Portfolio shares will approximate the Portfolio’s NAV, there may be times when the market price of Portfolio shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

How do the fundamental investment policies of the Portfolios compare?

The fundamental investment policies of each Target Portfolio and its corresponding Acquiring Portfolio are identical.

Where can I find more financial and performance information about the Portfolios?

More information about the Target Portfolios and the Acquiring Portfolios is included in: (i) the Prospectus dated December 31, 2020 for the Target Portfolios, (“Target Portfolios’ Prospectus”), which is on file with the SEC (http://sec.gov) (File Nos. 033-20827/811-05518) (Accession No. 0001398344-21-000128); (ii) the Statement of Additional Information dated December 31, 2020 for the Target Portfolios (“Target Portfolios’ SAI”) which is on file with the SEC (http://sec.gov) (File Nos. 033-20827/811-05518) (Accession No. 0001398344-21-000128); (iii) the Preliminary Prospectus filed on September 27, 2021 for the Acquiring Portfolios (“Acquiring Portfolios’ Prospectus”) which is on file with the SEC (http://sec.gov) (File Nos. 033-20827/811-05518) (Accession No. 0001398344-21-019227); (iv) the Preliminary Statement of Additional Information filed on September 27, 2021 for the Acquiring Portfolios (“Acquiring Portfolios’ SAI”) which is on file with the SEC (http://sec.gov) (File Nos. 033-20827/811-05518) (Accession No. 0001398344-21-019227); (v) the Target Portfolios’ audited financial statements and related report of the independent public accounting firm included in the Target Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2021 (the “Target Portfolios’ Annual Report”) which is on file with the SEC (http://sec.gov) (File No. 811-05518) (Accession No. 0001398344-21-020929); and (vi) the Statement of Additional Information dated November 30, 2021, relating to this Information Statement/Prospectus, which is incorporated by reference herein.

You may request free copies of the Target Portfolios’ Prospectus and Target Portfolios’ SAI (including any supplement thereto), by calling (toll free) at 888-863-8803, by accessing the documents at https://www.mfamfunds.com/resources, or by writing to the Target Portfolios c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. You may request free copies of the Acquiring Portfolios’ Prospectus, Statement of Additional Information, and the Statement of Additional Information relating to this Information Statement/Prospectus, by calling (toll free) at 888-863-8803, or by writing to the Acquiring Portfolios c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Company with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Portfolios and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

Each Portfolio also files proxy materials, information statements, reports, and other information with the Commission in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the Commission’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date of this Information Statement/Prospectus, each Acquiring Portfolio was not operational and, therefore, had no shareholders. As of October 31, 2021, the officers and Directors of the Company, as a group, owned or controlled less than 1% of the outstanding shares of each Target Portfolio. As of October 31, 2021, the following shareholders owned of record, or to the knowledge of the Target Portfolio, beneficially, 5% or more of the outstanding shares of the Target Portfolios:

Global Portfolio – Investor Shares

Name	Address	Percentage Ownership of Target Portfolio
Charles Schwab & Co Inc.	Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	32.53%
National Financial Services LLC	For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	27.25%
TD AmeriTrade Inc.	For the Exclusive Benefit of its Clients P.O. Box 2226 Omaha, NE 68103-226	17.46%

Mid-Cap Portfolio – Investor Shares

Name	Address	Percentage Ownership of Target Portfolio
National Financial Services LLC	For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	32.10%
Charles Schwab & Co Inc.	Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	30.36%
TD AmeriTrade Inc.	For the Exclusive Benefit of its Clients P.O. Box 2226 Omaha, NE 68103-226	15.93%

Mid-Cap Portfolio – Institutional Shares

Name	Address	Percentage Ownership of Target Portfolio
Motley Fool Asset Management, LLC*	2000 Duke Street, Suite 275 Alexandria, VA 22314	8.12%
*	Beneficial Owner.

ADDITIONAL INFORMATION

Administrator and Transfer Agent. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the accounting and administration services, dividend disbursing, and transfer agent for the Target Portfolios and the Acquiring Portfolios.

Custodian. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian of each Target Portfolio’s and each Acquiring Portfolio’s investments.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm to the Target Portfolios and Acquiring Portfolios.

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Portfolio(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Portfolio will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call the transfer agent (toll free) at 888-863-8803 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

Each Acquiring Portfolio is new and has no performance history as of the date of this Information Statement/Prospectus. Each Acquiring Portfolio will adopt the financial history, including the Financial Highlights, of its corresponding Target Portfolio following the Reorganizations. The Financial Highlights information for each Target Portfolio is presented below as it will be adopted by its corresponding Acquiring Portfolio following the Reorganizations.

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. The information has been audited by Tait, Weller & Baker LLP, whose report, along with each Target Portfolio’s annual financial statements, are included in each Target Portfolio’s annual report. Further information about each Target Portfolio’s performance is contained in the annual report which is available upon request, without charge, by writing to the Target Portfolios c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by accessing the documents at the Target Portfolios’ website at https://www.mfamfunds.com/resources or by calling (toll free) 888-863-8803.

Target Portfolio - MFAM Global Opportunities Fund (Institutional Shares)

	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Period Ended August 31, 2017(1)(2)		Fiscal Year Ended October 31, 2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$30.17	$25.09	$25.97	$24.09	$20.40		$20.35
Net investment income/(loss)(3)	(0.05)	— *	0.05	0.02	0.09		0.08
Net realized and unrealized gain/(loss) from investments	9.03	6.21	0.80	4.94	4.25		0.02
Net increase/(decrease) in net assets resulting from operations	8.98	6.21	0.85	4.96	4.34		0.10
Dividends and distributions to shareholders from:
Net investment income	—	(0.04)	—	(0.03)	(0.09)		(0.04)
Net realized capital gains	(2.12)	(1.09)	(1.73)	(3.05)	(0.56)		(0.01)
Total dividends and distributions to shareholders	(2.12)	(1.13)	(1.73)	(3.08)	(0.65)		(0.05)
Redemption and small-balance account fees	—	—	—	—	—	*	—
Net asset value, end of period	$37.03	$30.17	$25.09	$25.97	$24.09		$20.40
Total investment return/(loss)(4)	30.86%	25.64%	4.94%	22.48%	21.97	%(5)	(0.47%)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$181,509	$122,406	$92,760	$78,987	$60,623		$7,243
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(6)	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.98%	1.00%	0.99%	1.06%	1.17	%(6)	2.12%
Ratio of net investment income/(loss) to average net assets	(0.16)%	(0.01%)	0.19%	0.07%	0.48	%(6)	0.39%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.19)%	(0.06%)	0.15%	(0.04%)	0.26	%(6)	(0.78%)
Portfolio turnover rate	12%	10%	11%	15%	38	%(5)	26%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.
(3)	Per share data calculated using average shares outstanding method.
(4)	Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small balance account fees received had no effect on the Fund’s Institutional Shares total investment return.
(5)	Not annualized.
(6)	Annualized.

Target Portfolio - MFAM Mid-Cap Growth Fund (Institutional Shares)

	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Period Ended August 31, 2017(1)(2)		Fiscal Year Ended October 31, 2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.79	$24.48	$27.50	$22.14	$18.34		$18.75
Net investment income/(loss)(3)	(0.09)	(0.02)	0.02	(0.01)	(0.03)		(0.02)
Net realized and unrealized gain/(loss) from investments	6.90	6.79	(1.88)	6.72	3.83		(0.33)
Net increase/(decrease) in net assets resulting from operations	6.81	6.77	(1.86)	6.71	3.80		(0.35)
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—		(0.06)
Net realized capital gains	(3.40)	(1.46)	(1.16)	(1.35)	—		—
Total dividends and distributions to shareholders	(3.40)	(1.46)	(1.16)	(1.35)	—		(0.06)
Redemption and small-balance account fees	—	—	—	— *	—	*	— *
Net asset value, end of period	$33.20	$29.79	$24.48	$27.50	$22.14		$18.34
Total investment return/(loss)(4)	24.38%	28.77%	(5.97%)	31.10%	20.72	%(5)	(1.89%)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$54,460	$39,488	$29,205	$30,562	$20,365		$5,502
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(6)	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.98%	1.00%	0.98%	1.17%	1.47	%(6)	2.40%
Ratio of net investment income/(loss) to average net assets	(0,30)%	(0.06%)	0.10%	(0.05%)	(0.15	%)(6)	(0.08%)
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.33)%	(0.11%)	0.07%	(0.26%)	(0.67	%)(6)	(1.53%)
Portfolio turnover rate	15%	14%	4%	19%	24	%(5)	21%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.
(3)	Per share data calculated using average shares outstanding method.
(4))	Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small balance account fees received had no effect on the Fund’s Institutional Shares total investment return.
(5)	Not annualized.
(6)	Annualized.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this ___ day of ______, ___ by and between The RBB Fund, Inc., a Maryland corporation (the “Company”), on behalf of MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund, each a separate series of the Company (together, the “Target Portfolios”), and the Company, on behalf of the Motley Fool Global Opportunities ETF and the Motley Fool Mid-Cap Growth ETF, each a separate series of the Company (together, the “Acquiring Portfolios”). Motley Fool Asset Management, LLC, the investment adviser to the Target Portfolios and the Acquiring Portfolios (“MFAM”) joins this Agreement solely for purposes of Section 5.01, Section 8.04, Article IX, Section 10.01 and Section 10.02 hereof.

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Portfolios into the Acquiring Portfolios upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Portfolios into the Acquiring Portfolios within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

WHEREAS, each of the Target Portfolios and the Acquiring Portfolios are separate series of the Company, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Target Portfolios each qualify as a “regulated investment company” under Subchapter M of the Code and the Acquiring Portfolios each expect to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, each Acquiring Portfolio is authorized to issue shares of its respective Acquiring Portfolio (the “Acquiring Portfolio Shares”);

WHEREAS, each of the Target Portfolios and the Acquiring Portfolios intend (i) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Sections 354 and 361 of the Code and Treasury Regulation Section 1.368-2(g), and (ii) that for United States federal income tax purposes the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Code; and

WHEREAS, the Board of Directors of the Company (the “Board”), including a majority of the Directors who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of each of the Target Portfolios and the Acquiring Portfolios and that interests of the existing shareholders of the Target Portfolios will not be diluted as a result of the Reorganization; and

WHEREAS, the Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each of the Target Portfolios and the Acquiring Portfolios participating in the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises and of the covenants and agreements hereinafter set forth, the parties hereby agree to enter into the Reorganization transaction which will consist of: (i) the transfer of all of the assets of the Target Portfolios to the Acquiring Portfolios, in exchange for the assumption by each Acquiring Portfolio of the Target Portfolio Stated Liabilities (as defined in Section 1.03) and shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) having an aggregate net asset value equal to the aggregate net asset value of the assets of the Target Portfolio acquired by the Acquiring Portfolio reduced by the Target Portfolio Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Section 3.01), of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio; and (iii) the termination, dissolution and complete liquidation of the Target Portfolios; all upon the terms and conditions as set forth in this Agreement, as follows:

Article I. REORGANIZATION

Section 1.01 THE EXCHANGE.

Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Portfolio agrees to convey, transfer and deliver substantially all of the assets of the Target Portfolio free and clear of all liens, encumbrances and claims whatsoever to the respective Acquiring Portfolio. In exchange, each Acquiring Portfolio agrees to: (i) deliver to the respective Target Portfolio, the number of full and fractional Acquiring Portfolio Shares, determined by dividing: (A) the aggregate value of a Target Portfolio’s assets, net of the Target Portfolio Stated Liabilities (as defined in Section 1.03), computed in the manner and as of the time and date set forth in Section 2.01, by (B) the net asset value of one share of the Acquiring Portfolio computed in the manner and as of the time and date set forth in Section 2.02; and (ii) assume the Target Portfolio Stated Liabilities described in Section 1.03. Such transactions shall take place at the closing (the “Closing”) provided for in Section 1.03. If brokers or the Transfer Agent are not capable of holding fractional shares for Target Portfolio Shareholders, the value of such fractional shares will be paid to Target Portfolios Shareholders in cash in redemption of such fractional shares. The Target Portfolios and the Acquiring Portfolios agree that any payment of cash for fractional shares in accordance with this Agreement will be treated for federal income tax purposes as (x) a redemption of such fractional shares in exchange for cash, followed immediately by (y) an exchange of shares of the Target Portfolios for shares of the Acquiring Portfolios

Section 1.02 ASSETS TO BE ACQUIRED. The assets of each Target Portfolio to be acquired by the respective Acquiring Portfolio shall consist of all property owned by the Company, on behalf of a Target Portfolio, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Portfolio, any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 7.02 and other than the rights of the Company, on behalf of the Target Portfolio, under this Agreement (the “Assets”).

Section 1.03 LIABILITIES TO BE ASSUMED. The Company, on behalf of each Target Portfolio, will endeavor to identify and discharge, to the extent practicable, all of each Target Portfolio’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. Each Acquiring Portfolio shall assume only those accrued and unpaid liabilities of the respective Target Portfolio set forth in the Target Portfolio’s statement of assets and liabilities as of the Closing Date delivered by each Target Portfolio to the respective Acquiring Portfolio pursuant to Section 5.02 (the “Target Portfolio Stated Liabilities”). Each Acquiring Portfolio shall assume only their respective Target Portfolio Stated Liabilities and shall not assume any other debts, liabilities or obligations of a Target Portfolio.

Section 1.04 STATE FILINGS. Prior to the Closing Date, the Company shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

Section 1.05 LIQUIDATION OF TARGET PORTFOLIOS AND DISTRIBUTION OF ACQUIRING PORTFOLIO SHARES. On or as soon as practicable after the Closing Date, each Target Portfolio will distribute in complete liquidation of the Target Portfolio, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Portfolio Shareholders”), all of the Acquiring Portfolio Shares received by the Target Portfolio. Such distribution will be in exchange for the Target Portfolio shares held by the Target Portfolio Shareholders as of the close of business at the Valuation Time and will be accomplished by the transfer on the books of each Acquiring Portfolio of Acquiring Portfolio Shares credited to the account of the respective Target Portfolio to open accounts on the share records of the Acquiring Portfolio in the name of the respective Target Portfolio Shareholders, and representing the respective pro rata number of Acquiring Portfolio Shares due Target Portfolio Shareholders; and the Target Portfolios will be dissolved and terminated as separate series of the Company. The Acquiring Portfolios shall not issue certificates representing Acquiring Portfolio Shares in connection with such transfer. For shareholders of the Target Portfolios that have not delivered information concerning brokerage accounts to receive the Acquiring Portfolio Shares, Acquiring Portfolio Shares may be held by the Acquiring Portfolio Transfer Agent (as defined below) for the benefit of Target Portfolio Shareholders pending delivery of brokerage account information.

Section 1.06 OWNERSHIP OF SHARES. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolios’ transfer agent (the “Acquiring Portfolio Transfer Agent”).

Section 1.07 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Target Portfolios shares on the books of the Target Portfolios as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Portfolios Shares are to be issued and transferred.

Section 1.08 REPORTING RESPONSIBILITY. Any reporting responsibility of the Company, on behalf of the Target Portfolios, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Company, on behalf of the Target Portfolios, up to and including the Closing Date.

Section 1.09 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Portfolios shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Portfolios, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, transferred to the Acquiring Portfolios shall be made available to the Target Portfolios from and after the Closing Date at the Acquiring Portfolios’ cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

Section 1.10 ACTION BY THE COMPANY. The Company shall take all actions expressed herein as being the obligations of the Company, on behalf of the Acquiring Portfolios and on behalf of the Target Portfolios, as the case may be.

Article II. VALUATION

Section 2.01 VALUATION OF ASSETS. The gross value of the Assets to be acquired by each Acquiring Portfolio hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.02 below, using the Acquiring Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.02 VALUATION OF SHARES. Full Acquiring Portfolio Shares, and to the extent necessary, fractional Acquiring Portfolio Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Portfolio acquired, determined as provided in Section 2.01 above, reduced by the amount of the Target Portfolio Stated Liabilities assumed by each Acquiring Portfolio, shall be issued by each Acquiring Portfolio in exchange for such Assets of the respective Target Portfolio. The net asset value per share of the Acquiring Portfolio Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Portfolios’ valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.03 DETERMINATION OF VALUE. All computations of net asset value and the value of securities transferred under this Article II shall be made by U.S. Bancorp Fund Services, LLC (“USBFS”), the Company’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

Article III. CLOSING AND CLOSING DATE

Section 3.01 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on December 10, 2021, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 4:00 p.m. Eastern Standard Time on the Closing Date.

Section 3.02 CUSTODIAN’S CERTIFICATE. The Company, on behalf of the Target Portfolios, shall instruct the custodian for the Target Portfolios (the “Target Portfolios Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to each Acquiring Portfolio on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Portfolios. Each Target Portfolio’s Assets represented by a certificate or other written instrument shall be presented by the Target Portfolios Custodian to the custodian for the Acquiring Portfolios (the “Acquiring Portfolios Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Portfolios at the Valuation Time shall be transferred and delivered by the Target Portfolios as of the Closing Date for the account of each Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. Each Target Portfolio’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Portfolios Custodian. The cash to be transferred by the Company, on behalf of a Target Portfolio, shall be transferred and delivered by the Company, on behalf of the Target Portfolio, as of the Closing Date for the account of the Acquiring Portfolio.

Section 3.03 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Portfolios or the Acquiring Portfolios are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolios or the Target Portfolios is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

Section 3.04 TRANSFER AGENT’S CERTIFICATE. The Company, on behalf of the Target Portfolios, shall instruct the Target Portfolios’ transfer agent (the “Target Portfolios Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Portfolios Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of each Target Portfolio owned by each Target Portfolio Shareholder immediately prior to the Closing. The Company, on behalf of the Acquiring Portfolios, shall issue and deliver, or instruct the Acquiring Portfolios Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Portfolio Shares to be credited on the Closing Date to each Target Portfolio, or provide evidence reasonably satisfactory to the Target Portfolios that such Acquiring Portfolio Shares have been credited to each Target Portfolio Shareholders’ accounts on the books of each Acquiring Portfolio.

Section 3.05 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Section 3.06 FAILURE TO DELIVER ASSETS. If the Company, on behalf of the Target Portfolios, is unable to make delivery pursuant to Section 3.02 hereof to the Acquiring Portfolios Custodian of any of the Assets of the Target Portfolios for the reason that any of such Assets have not yet been delivered to it by the Target Portfolios’ broker, dealer or other counterparty, then, in lieu of such delivery, the Company, on behalf of the Target Portfolios, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Portfolios or the Acquiring Portfolios Custodian, including brokers’ confirmation slips.

Article IV. REPRESENTATIONS AND WARRANTIES

Section 4.01 REPRESENTATIONS OF THE COMPANY ON BEHALF OF THE TARGET PORTFOLIOS. The Company, on behalf of the Target Portfolios, represents and warrants to the Company, on behalf of the Acquiring Portfolios, as follows:

(a)	The Company is a corporation that is validly existing and in good standing under the laws of the State of Maryland. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Target Portfolios. Each Target Portfolio is a legally designated, separate series of the Company. The Company, on behalf of the Target Portfolios, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolios.

(b)	The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Portfolios.

(c)	The Registration Statement on Form N-14 of the Company with respect to the Acquiring Portfolios and the Information Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Portfolios based on information provided in writing by the Company, on behalf of the Target Portfolios, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Portfolios based on information provided in writing by the Company, on behalf of the Target Portfolios, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Company, with respect to the Target Portfolios, for use in the Registration Statement or any other materials provided by the Company in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)	The Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Portfolios and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e)	The Target Portfolios are not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Company, on behalf of the Target Portfolios, will not result in the violation of Maryland law, or any provision of the Company’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Target Portfolios, or by which the Company, on behalf of the Target Portfolios, is bound, nor will the execution, delivery and performance of this Agreement by the Company, on behalf of the Target Portfolios, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Target Portfolios, or by which the Company, on behalf of the Target Portfolios, is bound.

(f)	The Company, on behalf of the Target Portfolios, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Portfolio Stated Liabilities or in the statement of assets and liabilities as provided in Section 5.02 hereof.

(g)	No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Company’s knowledge threatened against the Target Portfolios or any of its properties or assets which, if adversely determined, would materially and adversely affect a Target Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Company, on behalf of the Target Portfolios, to carry out the transactions contemplated by this Agreement. The Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)	The audited financial statements of the Target Portfolios for the fiscal year ended August 31, 2021, which have been audited by Tait Weller & Baker LLP, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Portfolios) fairly reflect the financial condition and the results of operations of the Target Portfolios as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Portfolios whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)	There have been no changes in the financial position of the Target Portfolios as reflected in the audited financial statements of the Target Portfolios for the fiscal year ended August 31, 2021, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Portfolio shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in Section 4.01(h) above, there has been no material adverse change in the Target Portfolios’ financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Portfolios (other than changes occurring in the ordinary course of business). For the purposes of this Section 4.01(i), the discharge of the Target Portfolios’ liabilities or the redemption of Target Portfolio shares by Target Portfolio Shareholders shall not constitute a material adverse change.

(j)	Since August 31, 2021, there has not been (i) any pending or to the knowledge of the Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Portfolios; (ii) any option to purchase or other right to acquire shares of the Target Portfolios issued or granted by or on behalf of the Target Portfolios to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Portfolios; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Portfolios, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Portfolios for borrowed money or any commitment to borrow money by or on behalf of the Target Portfolios; (v) any amendment of the Company’s organizational documents in a manner materially affecting the Target Portfolios; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolios other than a lien for taxes not yet due and payable.

(k)

As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Portfolios required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Company, on behalf of the Target Portfolios, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)	The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. All issued and outstanding shares of beneficial interest of the Target Portfolios have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Portfolios will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Portfolios Transfer Agent as provided in Section 3.04. The Target Portfolios have no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Portfolio shares and have no outstanding securities convertible into any of the Target Portfolio shares.

(m)	At the Closing Date, the Target Portfolios will have good and marketable title to the Assets to be transferred to the Acquiring Portfolios pursuant to Section 1.02, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which a Acquiring Portfolio has received notice and which have been taken into account in the net asset valuation of a Target Portfolio, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Portfolios will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Portfolios.

(n)	(i) The Company, on behalf of the Target Portfolios, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Company, on behalf of the Target Portfolios; and (iii) this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Target Portfolios, enforceable in accordance with its terms, and no other action or proceedings by the Company, on behalf of the Target Portfolios, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)	The information to be furnished by the Company, on behalf of the Target Portfolios, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated is accurate and complete in all material respects.

(p)	Each Target Portfolio has qualified, elected to qualify, and been eligible to be treated as a “regulated investment company” under the Code (a “RIC”) in respect of each taxable year since its commencement of operations; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and is treated as and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements applicable to a RIC imposed by the Code for the taxable year ending on the Closing Date.

(q)

Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Company, on behalf of the Target Portfolios, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Portfolios Shareholders is required for the consummation by the Company, on behalf of the Target Portfolios, of the transactions contemplated by this Agreement.

(r)	Prior to the valuation of the Assets as of the Valuation Time, each Target Portfolio may declare a dividend and if so, shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Portfolio Shareholders all of a Target Portfolio’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards), if any, in all taxable periods or years ending on or before the Closing Date.

(s)	Each Target Portfolio, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Portfolio Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by each Target Portfolio to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

Section 4.02 REPRESENTATIONS OF THE COMPANY, ON BEHALF OF THE ACQUIRING PORTFOLIOS. The Company, on behalf of the Acquiring Portfolios, represents and warrants to the Company, on behalf of the Target Portfolios, as follows:

(a)	The Company is a corporation that is validly existing and in good standing under the laws of the State of Maryland. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Acquiring Portfolios. Each Acquiring Portfolio is a legally designated, separate series of the Company. The Company, on behalf of the Acquiring Portfolios, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolios.

(b)

The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Portfolios. The Acquiring Portfolios have not commenced operations and will not do so until after the Closing; and immediately before the Closing, each Acquiring Portfolio will be a shell series of the Company, without assets (except the amount paid for the Initial Shares (as defined in Section 4.02(i) below) if it has not already been redeemed by that time) or liabilities, created for the purposes of acquiring the Assets, assuming the Target Portfolio Stated Liabilities, if any, and continuing each Target Portfolio’s business.

(c)	The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Portfolios, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Portfolios, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.02(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolios furnished to the Acquiring Portfolios by the Company, on behalf of the Target Portfolios, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Company, with respect to the Acquiring Portfolios, for use in the Registration Statement or any other materials provided by the Company, with respect to the Acquiring Portfolios, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)	The current prospectus and statement of additional information of the Company relating to the Acquiring Portfolios, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e)	The Acquiring Portfolios are not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Company, on behalf of the Acquiring Portfolios, will not result in the violation of, Maryland law, or any provision of the Company’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Acquiring Portfolios, or by which the Company, on behalf of the Acquiring Portfolios, is bound, nor will the execution, delivery and performance of this Agreement by the Company, on behalf of the Acquiring Portfolios, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Acquiring Portfolios, or by which the Company, on behalf of the Acquiring Portfolios, is bound.

(f)

No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Company’s knowledge threatened against the Acquiring Portfolios or any of its properties or assets which, if adversely determined, would materially and adversely affect an Acquiring Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Company, on behalf of the Acquiring Portfolios, to carry out the transactions contemplated by this Agreement. The Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)	Since August 31, 2021, there has not been (i) any pending or to the knowledge of the Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Portfolios; (ii) any option to purchase or other right to acquire shares of the Acquiring Portfolios issued or granted by or on behalf of the Acquiring Portfolios to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Portfolios; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Portfolios, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Portfolios for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Portfolios; (v) any amendment of the Company’s organizational documents in a manner materially affecting the Acquiring Portfolios; or (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Portfolios other than a lien for taxes not yet due and payable.

(h)	Each Acquiring Portfolio has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the effective date of the Registration Statement as a RIC on Form 1120-RIC; until that time, each Acquiring Portfolio will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, each Acquiring Portfolio will be a “fund” (as defined in Section 851(g)(2) of the Code, eligible for treatment under Section 851(g)(1) of the Code) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that each Target Portfolio will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the effective date of the Acquiring Portfolios’ Registration Statement, each Acquiring Portfolio will meet those requirements, and will be eligible to and will compute its federal income tax under Section 852 of the Code, for its taxable year in which the Reorganization occurs; and each Acquiring Portfolio intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax for each subsequent taxable year.

(i)	Each Acquiring Portfolio is authorized to issue 100 million shares of beneficial interest, par value $0.001 per share. There shall be no issued and outstanding shares of an Acquiring Portfolio prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Portfolio or an affiliate thereof) to vote on the investment management and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as an Acquiring Portfolio’s sole shareholders. The Initial Shares have been or will be redeemed by each Acquiring Portfolio prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by each Acquiring Portfolio in a non-interest bearing account. Each Acquiring Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio shares and has no outstanding securities convertible into any of the Acquiring Portfolio shares.

(j)

At the Closing Date, each Acquiring Portfolio will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Portfolio has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Portfolio.

(k)	The Company, on behalf of the Acquiring Portfolios, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Company, on behalf of the Acquiring Portfolios. This Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Portfolios, enforceable in accordance with its terms, and no other action or proceedings by the Company, on behalf of the Acquiring Portfolios, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)	The Acquiring Portfolio Shares to be issued and delivered to each respective Target Portfolio for the account of the Target Portfolio Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Portfolio Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Portfolios.

(m)	The information to be furnished by the Company, on behalf of the Acquiring Portfolios, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(n)	Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquiring Portfolios, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Company, on behalf of the Acquiring Portfolios, of the transactions contemplated by this Agreement.

Article V. COVENANTS OF THE ACQUIRING PORTFOLIOS AND THE TARGET PORTFOLIOS

Section 5.01 OPERATION IN ORDINARY COURSE. Subject to Sections 7.02 and 7.05 below, the Company, on behalf of the Target Portfolios, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate transfers of assets, MFAM may limit portfolio transaction activity on behalf of a Target Portfolio for a period of up to 5 days prior to the Closing Date.

Section 5.02 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Company, on behalf of the Target Portfolios, will prepare and deliver to the Acquiring Portfolios a statement of the assets and the liabilities of the Target Portfolios as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Portfolios are being correctly determined in accordance with the terms of this Agreement. The Company, on behalf of the Target Portfolios, will deliver at the Closing (1) a statement of Assets and Target Portfolio Stated Liabilities as of the Valuation Time and (2) a list of each Target Portfolio’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Company, on behalf of the Target Portfolios.

Section 5.03 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Company, on behalf of the Target Portfolios, shall make available to the Company’s officers and agents all books and records of the Target Portfolios and the Company, on behalf of the Acquiring Portfolios, shall make available to the Company’s officers and agents all books and records of the Company relating to the Acquiring Portfolios.

Section 5.04 ADDITIONAL INFORMATION. The Target Portfolios will assist the Acquiring Portfolios in obtaining such information as the Acquiring Portfolios reasonably request concerning the beneficial ownership of each Target Portfolio’s shares.

Section 5.05 CONTRACT TERMINATION. The Company, on behalf of the Target Portfolios, will terminate all agreements to which the Company, on behalf of the Target Portfolios, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Portfolio Stated Liabilities.

Section 5.06 FURTHER ACTION. Subject to the provisions of this Agreement, the Company, on behalf of the Acquiring Portfolios and the Target Portfolios, will take or cause to be taken all actions and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Company, on behalf of the Target Portfolios, covenants that it will, as and when reasonably requested by the Acquiring Portfolios, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Portfolios may reasonably deem necessary or desirable in order to vest in and confirm each Acquiring Portfolio’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

Section 5.07 PREPARATION OF REGISTRATION STATEMENT. The Company, on behalf of each of the Acquiring Portfolios, will prepare and file with the Commission the Registration Statement relating to the Acquiring Portfolios Shares to be issued to the Target Portfolios Shareholders with respect to the applicable Acquiring Portfolio and Target Portfolio. The Registration Statement shall include a Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

Section 5.08 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of each Target Portfolio into the corresponding Acquiring Portfolio within the meaning of Section 368(a) of the Code.

Neither the Acquiring Portfolios nor the Target Portfolios (nor the Company, on behalf of either the Acquiring Portfolios or the Target Portfolios) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Company, on behalf of the Acquiring Portfolios and the Target Portfolios, will take such action, or cause such action to be taken, as is reasonably necessary to enable Faegre Drinker Biddle & Reath LLP, U.S. federal income tax counsel to the Acquiring Portfolios and the Target Portfolios, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Faegre Drinker Biddle & Reath LLP).

Section 5.09 REASONABLE BEST EFFORTS. The Company, on behalf of the Acquiring Portfolios and the Target Portfolios, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

Section 5.10 AUTHORIZATIONS. The Company, on behalf of the Acquiring Portfolios, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

Section 5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Portfolios shall furnish to the Acquiring Portfolios, in such form as is reasonably satisfactory to the Acquiring Portfolios, a statement of the earnings and profits of the Target Portfolios for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Portfolios will succeed to and take into account as a result of Section 381 of the Code.

Section 5.12 INFORMATION STATEMENT. The Company, on behalf of the Target Portfolios, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus contained in the Registration Statement on Form N-14, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

Article VI. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET PORTFOLIOS

The obligations of the Company, on behalf of the Target Portfolios, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of the Acquiring Portfolios, of all the obligations to be performed by the Acquiring Portfolios (or the Company, on behalf of the Acquiring Portfolios), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

Section 6.01 All representations, covenants and warranties of the Company, on behalf of the Acquiring Portfolios, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 6.02 The Board has approved this Agreement with respect to the Target Portfolios.

Section 6.03 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates an Acquiring Portfolio is currently contractually obligated to pay for services provided to the Acquiring Portfolio, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Article VII. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIOS

The obligations of the Company, on behalf of the Acquiring Portfolios, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of the Target Portfolios, of all the obligations to be performed by the Target Portfolios (or the Company, on behalf of the Target Portfolios) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

Section 7.01 All representations, covenants and warranties of the Company, on behalf of the Target Portfolios, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 7.02 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, a Target Portfolio may have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Portfolio Shareholders all of that Target Portfolio’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

Section 7.03 The Board has approved this Agreement with respect to the Acquiring Portfolios.

Section 7.04 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates a Target Portfolio is currently contractually obligated to pay for services provided to the Target Portfolio nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

Section 7.05 The Company, on behalf of the Target Portfolios, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Portfolios (other than this Agreement) and pursuant to which a Target Portfolio has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Portfolio Stated Liabilities.

Article VIII. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIOS AND THE TARGET PORTFOLIOS

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Company, the Target Portfolios or the Acquiring Portfolios, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

Section 8.01 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

Section 8.02 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and/or exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Portfolios or the Target Portfolios, provided that any party hereto may waive any such conditions for itself.

Section 8.03 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Company with respect to the Acquiring Portfolios on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Portfolios shall be effective.

Section 8.04 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Portfolios, the Target Portfolios, MFAM, or the Company or any of the directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.05 The Company, on behalf of each of the Acquiring Portfolios and the Target Portfolios, shall have received an opinion of Faegre Drinker Biddle & Reath LLP, tax counsel to the Acquiring Portfolios and the Target Portfolios (the “Tax Opinion”), substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such Tax Opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.05. Such Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Portfolios with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of a Target Portfolio’s taxable year or as a result of the transfer of certain assets of the Target Portfolios.

Article IX. EXPENSES

Section 9.01 Except as otherwise provided herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by MFAM directly, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. Such reorganization expenses include, but are not limited to:

(a)	Costs and expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement including board materials and meetings;

(b)	expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Portfolio Shares to be issued pursuant to the provisions of this Agreement;

(c)	registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Portfolios Shares to be issued in connection herewith in each state in which the respective Target Portfolio’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders;

(d)	expenses associated with the Transfer Agent holding Acquiring Portfolio Shares for the benefit of Target Portfolio Shareholders that have not delivered information concerning brokerage accounts to receive the Acquiring Portfolio Shares until such broker account information is delivered;

(e)	postage;

(f)	printing;

(g)	accounting and auditing fees; and

(h)	legal fees including obtaining required opinions of counsel.

Section 9.02     MFAM agrees that all such fees and expenses so borne and paid, shall be paid directly by MFAM to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of a Target Portfolio or an Acquiring Portfolio, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

Article X. TERMINATION; AMENDMENT

Section 10.01 This Agreement may be terminated by the mutual agreement of the Company, on behalf of the Acquiring Portfolios or the Target Portfolios, and MFAM. In addition, the Company, on behalf of either the Acquiring Portfolios or the Target Portfolios, or MFAM may at its option terminate this Agreement at or before the Closing Date due to:

a)	a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

If any transaction contemplated by this Agreement has not been substantially completed by the first anniversary of this Agreement (“Automatic Termination Date”), this Agreement shall automatically terminate on that date with respect to that transaction, unless a later date is agreed to by both the Target Portfolio and the corresponding Acquiring Portfolio. For the avoidance of doubt, the automatic termination provided for in this paragraph will not be triggered as a result of the Transfer Agent holding Acquiring Portfolio Shares on behalf of Target Portfolio Shareholders beyond the Automatic Termination Date due to such Target Portfolio Shareholders not delivering information concerning brokerage accounts to receive the Acquiring Portfolio Shares.

Section 10.02 In the event of any such termination, in the absence of material breach or willful default, there shall be no liability for damages on the part of the Target Portfolios or the Acquiring Portfolios, the Company, or any Director or officer of the Company. In such event, MFAM shall bear the expenses incurred by the Target Portfolios and the Acquiring Portfolios as provided in Section IX. In the event of material breach or willful default, all remedies at law or in equity of the party or parties adversely affected shall survive, and MFAM shall be reimbursed for any payments made under this provision to the extent of any recovery received by the Target Portfolios or the Acquiring Portfolios for material breach or willful default.

Section 10.03 AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company, on behalf of each of the Target Portfolios and the Acquiring Portfolios, as specifically authorized by the Board.

Article XI. LIMITATIONS OF LIABILITY; MISCELLANEOUS

Section 11.01 LIABILITY. The names “The RBB Fund, Inc.” and “Directors of The RBB Fund, Inc.” refer respectively to the Company and the Directors, as directors but not individually or personally, acting from time to time under Articles of Incorporation dated February 29, 1988, as amended, which is hereby referred to and a copy of which is on file at the Department of Assessments and Taxation for the State of Maryland and at the principal office of the Company. The obligations of the Company entered into in the name or on behalf thereof by any of the Directors, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, shareholders, officers, representatives or agents of the Company personally, but bind only the Company property, and all persons dealing with any class of shares of the Company must look solely to the Company property belonging to such class for the enforcement of any claims against the Company; provided, however, this provision shall not be construed to protect any Director or officer of the Company from liability in violation of Sections 17(h) and 17(j) of the 1940 Act.

Section 11.02 HEADINGS. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.03 COUNTERPARTS& SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

Section 11.04 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to principles of conflicts of law.

Section 11.05 SUCCESSORS & ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 11.06 VALIDITY. Each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or term or the remaining provisions or terms of this Agreement.

Section 11.07 FURTHER ASSURANCES. Each Party agrees to use its best efforts to take any action, execute or deliver any document, and to do all things necessary and appropriate under the provisions of this Agreement and under applicable Law to consummate and make effective the transactions contemplated by this Agreement.

Section 11.08 ENTIRE AGREEMENT. The Company, on behalf of each of the Acquiring Portfolios and the Target Portfolios, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

Section 11.09 FAILURE OF ANY PORTFOLIO TO CONSUMMATE THE REORGANIZATION. The failure of any Acquiring Portfolio or Target Portfolio to consummate its Reorganization shall not affect the consummation or validity of the Reorganization with respect to the other Acquiring Portfolio and Target Portfolio, and the provisions of this Agreement shall be construed to effect this intent.

Article XII.NOTICES

All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

Target Portfolios:	Acquiring Portfolios:
Salvatore Faia 615 East Michigan Street Milwaukee WI 53202	Salvatore Faia 615 East Michigan Street Milwaukee WI 53202

[Signature page follows.]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

The RBB Fund, Inc., on behalf of MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund (each, a Target Portfolio)		The RBB Fund, Inc., on behalf of Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF (each, an Acquiring Portfolio)
By:		By:
Name:	Salvatore Faia	Name:	Salvatore Faia
Title:	President	Title:	President

Motley Fool Asset Management, LLC, solely with respect to Section 5.01, Section 8.04, Article IX, Section 10.01 and Section 10.02 hereof
By:
Name:	Kelsey Mowrey
Title:	President

STATEMENT OF ADDITIONAL INFORMATION

Dated November 30, 2021

The RBB Fund, Inc.

Acquisition of All of the Assets and Liabilities of

MFAM Global Opportunities Fund

MFAM Mid-Cap Growth Fund

(each a series of The RBB Fund, Inc. (the “Company”)):

By and in exchange for shares of

Motley Fool Global Opportunities ETF

Motley Fool Mid-Cap Growth ETF

(each a series of the Company)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the MFAM Global Opportunities Fund and the MFAM Mid-Cap Growth Fund (each, a “Target Portfolio” and together, the “Target Portfolios”), in connection with acquisition of all of the assets and liabilities of each Target Portfolio by newly-created series identified below under the heading “Acquiring Portfolios,” as described in the Information Statement/Prospectus (each, a “Reorganization”):

Target Portfolio	Acquiring Portfolio
MFAM Global Opportunities Fund	Motley Fool Global Opportunities ETF
MFAM Mid-Cap Growth Fund	Motley Fool Mid-Cap Growth ETF

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):

1.	The Statement of Additional Information for the Target Portfolios, dated December 31, 2020, as supplemented and amended to date (“Target Portfolios’ SAI”) (File Nos. 033-20827 and 811-05518) (Accession No. 0001398344-21-000128);
2.	Preliminary Statement of Additional Information filed on September 27, 2021 for the Acquiring Portfolios (“Acquiring Portfolios’ SAI”) (File Nos. 033-20827 and 811-05518) (Accession No. 0001398344-21-019227); and
3.	The Target Portfolios’ audited financial statements and related report of the independent registered public accounting firm included in the Targeted Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2021 (the “Target Portfolios’ Annual Report”) (File No. 811-05518) (Accession No. 0001398344-21-020929).

Because each Acquiring Portfolio was newly-created for the purposes of its respective Reorganization, the Acquiring Portfolios have not published annual or semi-annual shareholder reports. Each Acquiring Portfolio is a newly-created shell series of the Company with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Target Portfolio. Each Target Portfolio shall be the accounting and performance survivor in its respective Reorganization, and each corresponding Acquiring Portfolio, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the corresponding Target Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated November 30, 2021, relating to the Reorganizations. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to the Target Portfolios c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by accessing the documents at the Target Portfolios’ website at https://www.mfamfunds.com/resources or by calling (toll free) 888-863-8803.

Supplemental Financial Information

Tables showing the fees and expenses of each Acquiring Portfolio and its corresponding Target Portfolio, and the fees and expenses of the Acquiring Portfolios on a pro forma basis after giving effect to the proposed Reorganizations, are included in the “What are the fees and expenses of the Portfolios and what might they be after the Reorganizations?” section in the Information Statement/Prospectus. The Reorganizations will not result in a material change to any of the Target Portfolios’ investment portfolios due to the investment objectives, strategies and restrictions of the Target Portfolios being identical to the corresponding Acquiring Portfolios. As a result, a schedule of investments of each Target Portfolio modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of each Target Portfolio as compared to those of its corresponding Acquiring Portfolio.

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